Note 7 - Risk Management	12 Months Ended
Dec. 31, 2019
Risk Management Abstract
Risk Management Explanatory

7. Risk management

7.1 Credit risk

Credit risk arises from the probability that one party to a financial instrument will fail to meet its contractual obligations for reasons of insolvency or inability to pay and cause a financial loss for the other party.

The general principles governing credit risk management in the BBVA Group are:

•Risks taken should comply with the general risk policy established by the Board of Directors of BBVA.

•Risks taken should be in line with the level of equity and generation of recurring revenue of the BBVA Group prioritizing risk diversification and avoiding relevant concentrations.

•Risks taken should be identified, measured and assessed and there should be management and monitoring procedures, in addition to sound mitigation and control mechanisms.

•Risks should be managed in a prudent and integrated manner during their life cycle and their treatment should be based on the type of risk. In addition, portfolios should be actively managed on the basis of a common metric (economic capital).

•The main criterion when granting credit risks is the capability of the borrower or obligor to fulfill on a timely basis all financial obligations with its business income or source of income without depending upon guarantors, bondsmen or pledged assets.

Credit risk management in the Group has an integrated structure for all its functions, allowing decisions to be taken objectively and independently throughout the life cycle of the risk.

•At Group level: frameworks for action and standard rules of conduct are defined for handling risk, specifically, the channels, procedures, structure and supervision.

•At the business area level: they are responsible for adapting the Group's criteria to the local realities of each geographical area and for direct management of risk according to the decision-making channel:

•Retail risks: in general, the decisions are formalized according to the scoring tools, within the general framework for action of each business area, with regard to risks. The changes in weighting and variables of these tools must be validated by the GRM area.

•Wholesale risks: in general, the decisions are formalized by each business area within its general framework for action with regard to risks, which incorporates the delegation rule and the Group's corporate policies.

The risk function has a decision-making process supported by a structure of committees with a solid governance scheme, which describes their purposes and functioning for a proper performance of their tasks.

7.1.1 Measurement Expected Credit Loss (ECL)

IFRS 9 requires determining the expected credit loss of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, the time value of money and a forward looking perspective (including the economic forecast).

Therefore the recognition and measurement of expected credit losses (ECL) is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into ECL.

Risk Parameters Adjusted by Macroeconomic Scenarios

Expected Credit Loss must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, including forward-looking macroeconomic information. BBVA uses the classical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.

BBVA´s methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:

•Step 1: Analysis and transformation of time series data.

•Step 2: For each dependent variable find conditional forecasting models that are economically consistent.

•Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their forecasting capacity.

How economic scenarios are reflected in calculation of ECL

The forward looking component is added to the calculation of the ECL through the introduction of macroeconomic scenarios as an input. Inputs highly depend on the particular combination of region and portfolio, so inputs are adapted to available data regarding each of them.

Based on economic theory and analysis, the main indicators most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD and EAD) are:

•The net income of families, corporates or public administrations.

•The outstanding payment amounts on the principal and interest on the financial instruments.

•The value of the collateral assets pledge to the loan.

BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by the economic research department.

Only a single specific indicator for each of the three categories can be used and only one of the following core macroeconomic indicators should be chosen as first option:

•The real GDP growth for the purpose of conditional forecasting can be seen as the only “factor” required for capturing the influence of all potentially relevant macro-financial scenarios on internal PDs and LGD.

•The most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate) or exchange rates expressed in real terms.

•A comprehensive and representative index of the price of real estate properties expressed in real terms in the case of mortgage loans and a representative and real term index of the price of the relevant commodity for corporate loan portfolios concentrated in exporters or producer of such commodity.

Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.

Multiple scenario approach under IFRS 9

IFRS 9 requires calculating an unbiased probability weighted measurement of expected credit losses (“ECL”) by evaluating a range of possible outcomes, including forecasts of future economic conditions.

The BBVA Research teams within the BBVA Group produce forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the Bank, such as budgeting, ICAAP and risk appetite framework, stress testing, etc.

Additionally, the BBVA Research teams produced alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.

Alternative macroeconomic scenarios

•For each of the macro-financial variables, BBVA Research produces three scenarios.

•BBVA Research tracks, analyzes and forecasts the economic environment to provide a consistent forward looking assessment about the most likely scenario and risks that impact BBVA’s footprint. To build economic scenarios, BBVA Research combines official data, econometric techniques and expert knowledge.

•Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.

•The non-linearity overlay is defined as the ratio between the probability-weighted ECL under the alternative scenarios and the baseline scenario, where the scenario’s probability depends on the distance of the alternative scenarios from the base one.

•BBVA Group establishes equally weighted scenarios, being the probability 34% for the baseline scenario, 33% for the worst alternative scenario and 33% for the best alternative scenario.

BBVA Group considers three prospective macroeconomic scenarios which are updated periodically (currently every three months). BBVA Research projects a maximum of five years for the macroeconomic variables. The estimation for the next five years of the GDP used in the estimation of the measurement of expected credit loss as of December 31, 2019 is as follows:

GDP for the main geographies:

GDP for the main geographies
	Spain			Mexico			Turkey			The United States
Date	GDP negative scenario	GDP base scenario	GDP positive scenario	GDP negative scenario	GDP base scenario	GDP positive scenario	GDP negative scenario	GDP base scenario	GDP positive scenario	GDP negative scenario	GDP base scenario	GDP positive scenario
2019	0.96%	1.54%	2.15%	-0.58%	0.23%	1.06%	-0.60%	3.32%	7.06%	1.16%	2.12%	3.13%
2020	1.35%	1.87%	2.42%	0.93%	1.66%	2.39%	-0.68%	2.48%	5.27%	1.00%	1.81%	2.62%
2021	2.01%	2.10%	2.19%	2.05%	2.14%	2.23%	4.60%	4.74%	4.91%	1.84%	1.92%	2.03%
2022	1.85%	1.89%	1.88%	2.07%	2.14%	2.19%	4.28%	4.38%	4.47%	1.83%	1.86%	1.91%
2023	1.81%	1.85%	1.85%	2.11%	2.15%	2.17%	4.31%	4.38%	4.50%	1.88%	1.91%	1.94%

	Peru			Argentina			Colombia
Date	GDP negative scenario	GDP base scenario	GDP positive scenario	GDP negative scenario	GDP base scenario	GDP positive scenario	GDP negative scenario	GDP base scenario	GDP positive scenario
2019	0.34%	2.92%	5.43%	-7.41%	-2.47%	2.40%	1.93%	3.29%	4.58%
2020	0.32%	2.46%	4.56%	-6.62%	-2.57%	0.85%	1.71%	2.73%	3.74%
2021	3.07%	3.28%	3.49%	2.08%	2.30%	2.51%	3.61%	3.61%	3.61%
2022	3.39%	3.39%	3.39%	1.64%	1.78%	1.88%	3.59%	3.59%	3.59%
2023	3.86%	3.86%	3.86%	1.95%	2.10%	2.23%	3.59%	3.59%	3.59%

The approach in BBVA consists on using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting…) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios.

It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear. However, the overlay is not expected to reduce the ECL.

7.1.2 Credit risk exposure

In accordance with IFRS 7 “Financial instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the balance sheets as of December 31, 2019 and 2018 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by financial instruments and counterparties:

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2019	Stage 1	Stage 2	Stage 3
Financial assets held for trading		69,503
Debt securities	10	26,309
Equity instruments	10	8,892
Loans and advances	10	34,303
Non-trading financial assets mandatorily at fair value through profit or loss		5,557
Loans and advances	11	1,120
Debt securities	11	110
Equity instruments	11	4,327
Financial assets designated at fair value through profit or loss	12	1,214
Derivatives (trading and hedging)		39,462
Financial assets at fair value through other comprehensive income		61,293
Debt securities	13	58,841	58,590	250	-
Equity instruments	13	2,420
Loans and advances to credit institutions	13	33	33	-	-
Financial assets at amortized cost		451,640	402,024	33,624	15,993
Loans and advances to central banks		4,285	4,285	-	-
Loans and advances to credit institutions		13,664	13,500	158	6
Loans and advances to customers		394,763	345,449	33,360	15,954
Debt securities		38,930	38,790	106	33
Total financial assets risk		628,670
Total loan commitments and financial guarantees	33	181,116	169,663	10,452	1,001
Total maximum credit exposure		809,786

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2018	Stage 1	Stage 2	Stage 3
Financial assets held for trading		59,581
Debt securities	10	25,577
Equity instruments	10	5,254
Loans and advances	10	28,750
Non-trading financial assets mandatorily at fair value through profit or loss		5,135
Loans and advances	11	1,803
Debt securities	11	237
Equity instruments	11	3,095
Financial assets designated at fair value through profit or loss	12	1,313
Derivatives (trading and hedging)		38,249
Financial assets at fair value through other comprehensive income		56,365
Debt securities	13	53,737	53,734	3	-
Equity instruments	13	2,595
Loans and advances to credit institutions	13	33	33	-	-
Financial assets at amortized cost		431,927	384,632	30,902	16,394
Loans and advances to central banks		3,947	3,947	-	-
Loans and advances to credit institutions		9,175	9,131	34	10
Loans and advances to customers		386,225	339,204	30,673	16,348
Debt securities		32,580	32,350	195	35
Total financial assets risk		592,571
Total loan commitments and financial guarantees	33	170,511	161,404	8,120	987
Total maximum credit exposure		763,082

The maximum credit exposure presented in the table above is determined by type of financial asset as explained below:

•In the case of financial instruments recognized in the consolidated balance sheets, exposure to credit risk is considered equal to its carrying amount (not including loss allowances) with the only exception of trading and hedging derivatives.

•The maximum credit risk exposure on financial commitments and guarantees granted is the maximum that the Group would be liable for if these guarantees were called in, or the higher amount pending to be disposed from the customer in the case of commitments.

•The calculation of risk exposure for derivatives is based on the sum of two factors: the derivatives fair value and their potential risk (or "add-on").

The breakdown by geographical location and Stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers as of December 31, 2019 and 2018 is shown below:

December 2019
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	197,058	173,843	14,599	8,616	(5,311)	(712)	(661)	(3,939)	191,747	173,131	13,939	4,677
The United States	57,387	49,744	7,011	632	(688)	(165)	(342)	(182)	56,699	49,580	6,670	450
Mexico	60,099	54,748	3,873	1,478	(2,013)	(697)	(404)	(912)	58,087	54,052	3,469	566
Turkey (**)	43,113	34,536	5,127	3,451	(2,613)	(189)	(450)	(1,974)	40,500	34,347	4,677	1,477
South America (***)	36,265	31,754	2,742	1,769	(1,769)	(366)	(323)	(1,079)	34,497	31,388	2,419	690
Others	839	824	7	9	(8)	(1)	(1)	(6)	832	823	6	2
Total (****)	394,763	345,449	33,360	15,954	(12,402)	(2,129)	(2,181)	(8,093)	382,360	343,320	31,179	7,861

(*) Spain includes all countries where BBVA, S.A. operates.

(**) Turkey includes all countries in which Garanti BBVA operates.

(***) In South America, BBVA Group operates in Argentina, Colombia, Peru, Uruguay and Venezuela.

(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2019, the remained balance was €433 million). These valuation adjustments are recognized in the income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.

December 2018
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	195,447	172,599	12,827	10,021	(5,874)	(713)	(877)	(4,284)	189,574	171,886	11,951	5,737
The United States	57,321	50,665	5,923	733	(658)	(206)	(299)	(153)	56,663	50,459	5,624	580
Mexico	52,858	48,354	3,366	1,138	(1,750)	(640)	(373)	(737)	51,107	47,714	2,992	401
Turkey (**)	43,718	34,883	6,113	2,722	(2,241)	(171)	(591)	(1,479)	41,479	34,712	5,523	1,244
South America (***)	36,098	31,947	2,436	1,715	(1,656)	(338)	(234)	(1,084)	34,442	31,609	2,202	631
Others	783	756	8	19	(19)	-	(1)	(18)	763	755	7	1
Total (****)	386,225	339,204	30,673	16,348	(12,199)	(2,070)	(2,374)	(7,755)	374,027	337,134	28,299	8,593

(*) Spain includes all countries where BBVA, S.A. operates.

(**) Turkey includes all countries in which Garanti BBVA operates.

(***) In South America, BBVA Group operates in Argentina, Chile, Colombia, Peru, Uruguay and Venezuela.

(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2018 the remained balance was €540 million). These valuation adjustments are recognized in the income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.

The breakdown by counterparty of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by stages of loans and advances to customers as of December 31, 2019 and 2018 is shown below:

December 2019 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	28,281	27,511	682	88	(59)	(15)	(22)	(21)	28,222	27,496	660	66
Other financial corporations	11,239	11,085	136	17	(31)	(19)	(2)	(10)	11,207	11,066	134	8
Non-financial corporations	173,254	148,768	16,018	8,468	(6,465)	(811)	(904)	(4,750)	166,789	147,957	15,114	3,718
Individuals	181,989	158,085	16,523	7,381	(5,847)	(1,283)	(1,252)	(3,312)	176,142	156,801	15,272	4,069
Loans and advances to customers	394,763	345,449	33,360	15,954	(12,402)	(2,129)	(2,181)	(8,093)	382,360	343,320	31,179	7,861

December 2018 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	28,632	27,740	764	128	(84)	(21)	(25)	(38)	28,549	27,719	739	91
Other financial corporations	9,490	9,189	291	11	(22)	(13)	(4)	(4)	9,468	9,176	286	6
Non-financial corporations	169,764	145,875	15,516	8,372	(6,260)	(730)	(1,190)	(4,341)	163,503	145,145	14,327	4,031
Individuals	178,339	156,400	14,102	7,838	(5,833)	(1,305)	(1,155)	(3,372)	172,506	155,094	12,946	4,466
Loans and advances to customers	386,225	339,204	30,673	16,348	(12,199)	(2,070)	(2,374)	(7,755)	374,027	337,134	28,299	8,593

The breakdown by counterparty and product of loans and advances, net of loss allowances, as well as the gross carrying amount by type of product, classified in different headings of the assets, as of December 31, 2019, 2018 and 2017 is shown below:

December 2019 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
By product
On demand and short notice	-	9	-	118	2,328	595	3,050	3,251
Credit card debt	-	10	1	3	1,940	14,401	16,355	17,608
Commercial debtors		971	-	230	15,976	99	17,276	17,617
Finance leases	-	227	-	6	8,091	387	8,711	9,095
Reverse repurchase loans	-	-	1,817	-	26	-	1,843	1,848
Other term loans	4,240	26,734	4,121	7,795	137,934	160,223	341,047	351,230
Advances that are not loans	35	865	7,743	3,056	951	506	13,156	13,214
LOANS AND ADVANCES	4,275	28,816	13,682	11,208	167,246	176,211	401,438	413,863
By secured loans
Of which: mortgage loans collateralized by immovable property		1,067	15	261	23,575	111,085	136,003	139,317
Of which: other collateralized loans	-	10,447	93	2,106	29,009	6,893	48,548	49,266
By purpose of the loan
Of which: credit for consumption						46,356	46,356	49,474
Of which: lending for house purchase						110,178	110,178	111,636
By subordination
Of which: project finance loans					12,259		12,259	12,415

December 2018 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
By product
On demand and short notice	-	10	-	151	2,833	648	3,641	3,834
Credit card debt	-	8	1	2	2,328	13,108	15,446	16,495
Commercial debtors		948	-	195	16,190	103	17,436	17,716
Finance leases	-	226	-	3	8,014	406	8,650	9,077
Reverse repurchase loans	-	293	477	-	-	-	770	772
Other term loans	3,911	26,839	2,947	7,030	133,573	157,760	332,060	342,264
Advances that are not loans	29	1,592	5,771	2,088	984	498	10,962	11,025
LOANS AND ADVANCES	3,941	29,917	9,196	9,468	163,922	172,522	388,966	401,183
By secured loans
Of which: mortgage loans collateralized by immovable property		1,056	15	219	26,784	111,809	139,883	144,005
Of which: other collateralized loans	-	7,179	285	1,389	31,393	6,835	47,081	47,855
By purpose of the loan
Of which: credit for consumption						40,124	40,124	42,736
Of which: lending for house purchase						111,007	111,007	112,952
By subordination
Of which: project finance loans					13,973		13,973	14,286

December 2017 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total
On demand and short notice	-	222	-	270	7,663	2,405	10,560
Credit card debt	-	6	-	3	1,862	13,964	15,835
Trade receivables		1,624	-	497	20,385	198	22,705
Finance leases	-	205	-	36	8,040	361	8,642
Reverse repurchase loans	305	1,290	13,793	10,912	-	-	26,300
Other term loans	6,993	26,983	4,463	5,763	125,228	155,418	324,848
Advances that are not loans	2	1,964	8,005	1,044	1,459	522	12,995
LOANS AND ADVANCES	7,301	32,294	26,261	18,525	164,637	172,868	421,886
Of which: mortgage loans (Loans collateralized by immovable property)		998	-	308	37,353	116,938	155,597
Of which: other collateralized loans		7,167	13,501	12,907	24,100	9,092	66,767
Of which: credit for consumption						40,705	40,705
Of which: lending for house purchase						114,709	114,709
Of which: project finance loans					16,412		16,412

7.1.3 Mitigation of credit risk, collateralized credit risk and other credit enhancements

In most cases, maximum credit risk exposure is reduced by collateral, credit enhancements and other actions which mitigate the Group’s exposure. The BBVA Group applies a credit risk hedging and mitigation policy deriving from a banking approach focused on relationship banking. The existence of guarantees could be a necessary but not sufficient instrument for accepting risks, as the assumption of risks by the Group requires prior evaluation of the debtor’s capacity for repayment, or that the debtor can generate sufficient resources to allow the amortization of the risk incurred under the agreed terms.

The policy of accepting risks is therefore organized into three different levels in the BBVA Group:

•Analysis of the financial risk of the transaction, based on the debtor’s capacity for repayment or generation of funds.

•The constitution of guarantees that are adequate, or at any rate generally accepted, for the risk assumed, in any of the generally accepted forms: monetary, secured, personal or hedge guarantees; and finally

•Assessment of the repayment risk (asset liquidity) of the guarantees received.

This is carried out through a prudent risk policy that consists of the analysis of the financial risk, based on the capacity for reimbursement or generation of resources of the borrower, the analysis of the guarantee, assessing, among others, the efficiency, the robustness and the risk, the adequacy of the guarantee with the operation and other aspects such as the location, currency, concentration or the existence of limitations. Additionally, the necessary tasks for the constitution of guarantees must be carried out - in any of the generally accepted forms (collaterals, personal guarantees and financial hedge instruments) - appropriate to the risk assumed.

The procedures for the management and valuation of collateral are set out in the corporate policies (retail and wholesale), which establish the basic principles for credit risk management, including the management of collaterals assigned in transactions with customers. The criteria for the systematic, standardized and effective treatment of collateral in credit transaction procedures in BBVA Group’s wholesale and retail banking are included in the Specific Collateral Rules.

The methods used to value the collateral are in line with the best market practices and imply the use of appraisal of real-estate collateral, the market price in market securities, the trading price of shares in mutual funds, etc. All the collaterals received must be correctly assigned and entered in the corresponding register. They must also have the approval of the Group’s legal units.

The following is a description of the main types of collateral for each financial instrument class:

•Debt instruments held for trading: The guarantees or credit enhancements obtained directly from the issuer or counterparty are implicit in the clauses of the instrument (mainly guarantees of the issuer).

•Derivatives and hedging derivatives: In derivatives, credit risk is minimized through contractual netting agreements, where positive- and negative-value derivatives with the same counterparty are offset for their net balance. There may likewise be other kinds of guarantees and collaterals, depending on counterparty solvency and the nature of the transaction (mainly collaterals).

•The summary of the compensation effect (via netting and collateral) for derivatives and securities operations is presented in Note 7.2.2.

•Other financial assets designated at fair value through profit or loss and financial assets at fair value through other comprehensive income: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument (mainly personal guarantees).

•As of December 31, 2019 and 2018, BBVA Group had no credit risk exposure of impaired financial assets at fair value through other comprehensive income (see Note 7.1.2).

•Financial assets at amortized cost:

•Loans and advances to credit institutions: These usually have the counterparty’s personal guarantee or pledged securities in the case of repos.

•Loans and advances to customers: Most of these loans and advances are backed by personal guarantees extended by the customer. There may also be collateral to secure loans and advances to customers (such as mortgages, cash collaterals, pledged securities and other collateral), or to obtain other credit enhancements (bonds or insurances).

•Debt securities: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument.

•Financial guarantees, other contingent risks and drawable by third parties: these have the counterparty’s personal guarantee or other types of collaterals.

The disclosure of impaired loans and advances at amortized cost covered by collateral (see Note 7.1.2), by type of collateral, as of December 31, 2019 and 2018, is the following:

December 2019 (Millions of Euros)
	Maximum exposure to credit risk	Of which secured by collateral
		Residential properties	Commercial properties	Cash	Others	Financial
Impaired loans and advances at amortized cost	15,959	3,396	939	35	221	542
Total	15,959	3,396	939	35	221	542

December 2018 (Millions of Euros)
	Maximum exposure to credit risk	Of which secured by collateral
		Residential properties	Commercial properties	Cash	Others	Financial
Impaired loans and advances at amortized cost	16,359	3,484	1,255	13	317	502
Total	16,359	3,484	1,255	13	317	502

The value of guarantees received as of December 31, 2019 and 2018, is the following:

Guarantees received (Millions of Euros)
	2019	2018
Value of collateral	152,454	158,268
Of which: guarantees normal risks under special monitoring	14,623	14,087
Of which: guarantees non-performing risks	4,590	5,068
Value of other guarantees	35,464	16,897
Of which: guarantees normal risks under special monitoring	3,306	1,519
Of which: guarantees non-performing risks	542	502
Total value of guarantees received	187,918	175,165

The maximum credit risk exposure of impaired financial guarantees and other commitments at December 31, 2019 and 2018 amounts to €1,001 and €987 million, respectively (see Note 7.1.2).

7.1.4 Credit quality of financial assets that are neither past due nor impaired

The BBVA Group has tools that enable it to rank the credit quality of its transactions and customers based on an assessment and its correspondence with the probability of default (“PD”) scales. To analyze the performance of PD, the Group has a series of tracking tools and historical databases that collect the pertinent internally generated information. These tools can be grouped together into scoring and rating models.

Scoring

Scoring is a decision-making model that contributes to both the arrangement and management of retail loans: consumer loans, mortgages, credit cards for individuals, etc. Scoring is the tool used to decide to originate a loan, what amount should be originated and what strategies can help establish the price, because it is an algorithm that sorts transactions by their credit quality. This algorithm enables the BBVA Group to assign a score to each transaction requested by a customer, on the basis of a series of objective characteristics that have statistically been shown to discriminate between the quality and risk of this type of transactions. The advantage of scoring lies in its simplicity and homogeneity: all that is needed is a series of objective data for each customer, and this data is analyzed automatically using an algorithm.

There are three types of scoring, based on the information used and on its purpose:

•Reactive scoring: measures the risk of a transaction requested by an individual using variables relating to the requested transaction and to the customer’s socio-economic data available at the time of the request. The new transaction is approved or rejected depending on the score.

•Behavioral scoring: scores transactions for a given product in an outstanding risk portfolio of the entity, enabling the credit rating to be tracked and the customer’s needs to be anticipated. It uses transaction and customer variables available internally. Specifically, variables that refer to the behavior of both the product and the customer.

•Proactive scoring: gives a score at customer level using variables related to the individual’s general behavior with the entity, and to his/her payment behavior in all the contracted products. The purpose is to track the customer’s credit quality and it is used to pre-approve new transactions.

Rating

Rating tools, as opposed to scoring tools, do not assess transactions but focus on the rating of customers instead: companies, corporations, SMEs, general governments, etc. A rating tool is an instrument that, based on a detailed financial study, helps determine a customer’s ability to meet his/her financial obligations. The final rating is usually a combination of various factors: on one hand, quantitative factors, and on the other hand, qualitative factors. It is a middle road between an individual analysis and a statistical analysis.

The main difference between ratings and scorings is that the latter are used to assess retail products, while ratings use a wholesale banking customer approach. Moreover, scorings only include objective variables, while ratings add qualitative information. And although both are based on statistical studies, adding a business view, rating tools give more weight to the business criterion compared to scoring tools.

For portfolios where the number of defaults is low (sovereign risk, corporates, financial entities, etc.) the internal information is supplemented by “benchmarking” of the external rating agencies (Moody’s, Standard & Poor’s and Fitch). To this end, each year the PDs compiled by the rating agencies at each level of risk rating are compared, and the measurements compiled by the various agencies are mapped against those of the BBVA master rating scale.

Once the probability of default of a transaction or customer has been calculated, a "business cycle adjustment" is carried out. This is a means of establishing a measure of risk that goes beyond the time of its calculation. The aim is to capture representative information of the behavior of portfolios over a complete economic cycle. This probability is linked to the Master Rating Scale prepared by the BBVA Group to enable uniform classification of the Group’s various asset risk portfolios.

The table below shows the abridged scale used to classify the BBVA Group’s outstanding risk as of December 31, 2019:

External rating	Internal rating	Probability of default(basic points)
Standard&Poor's List	Reduced List (22 groups)	Average	Minimum from >=	Maximum
AAA	AAA	1	0	2
AA+	AA+	2	2	3
AA	AA	3	3	4
AA-	AA-	4	4	5
A+	A+	5	5	6
A	A	8	6	9
A-	A-	10	9	11
BBB+	BBB+	14	11	17
BBB	BBB	20	17	24
BBB-	BBB-	31	24	39
BB+	BB+	51	39	67
BB	BB	88	67	116
BB-	BB-	150	116	194
B+	B+	255	194	335
B	B	441	335	581
B-	B-	785	581	1,061
CCC+	CCC+	1,191	1,061	1,336
CCC	CCC	1,500	1,336	1,684
CCC-	CCC-	1,890	1,684	2,121
CC+	CC+	2,381	2,121	2,673
CC	CC	3,000	2,673	3,367
CC-	CC-	3,780	3,367	4,243

These different levels and their probability of default were calculated by using as a reference the rating scales and default rates provided by the external agencies Standard & Poor’s and Moody’s. These calculations establish the levels of probability of default for the BBVA Group’s Master Rating Scale. Although this scale is common to the entire Group, the calibrations (mapping scores to PD sections/Master Rating Scale levels) are carried out at tool level for each country in which the Group has tools available.

The table below outlines the distribution by probability of default within 12 months and stages of the gross carrying amount of loans and advances to customers in percentage terms of the BBVA Group as of December 31, 2019 and 2018:

Probability of default (basis points)
	December 2019		December 2018
	Subject to 12 month ECL (Stage 1)	Subject to lifetime ECL (Stage 2)	Subject to 12 month ECL (Stage 1)	Subject to lifetime ECL (Stage 2)
	%	%	%	%
0 to 2	5.5	-	9.6	-
2 to 5	6.3	-	10.8	0.1
5 to 11	14.6	0.2	6.3	-
11 to 39	24.5	0.8	20.9	0.4
39 to 194	24.5	1.6	30.1	1.8
194 to 1,061	14.0	3.6	12.2	3.6
1,061 to 2,121	1.4	1.2	1.6	1.2
> 2,121	0.4	1.5	0.2	1.2
Total	91.0	9.0	91.7	8.3

7.1.5 Impaired secured loan risks

The breakdown of loans and advances, within financial assets at amortized cost, non-performing and accumulated impairment, as well as the gross carrying amount, by counterparties as of December 31, 2019, 2018 and 2017 is as follows:

December 2019 (Millions of Euros)
	Gross carrying amount	Non-performing loans and advances	Accumulated impairment	Non-performing loans and advances as a % of the total
Central banks	4,285	-	(9)	0.0%
General governments	28,281	88	(60)	0.3%
Credit institutions	13,664	6	(15)	0.0%
Other financial corporations	11,239	17	(31)	0.2%
Non-financial corporations	173,254	8,467	(6,465)	4.9%
Agriculture, forestry and fishing	3,758	154	(124)	4.1%
Mining and quarrying	4,669	100	(86)	2.1%
Manufacturing	39,517	1,711	(1,242)	4.3%
Electricity, gas, steam and air conditioning supply	12,305	684	(575)	5.6%
Water supply	900	14	(16)	1.6%
Construction	10,945	1,377	(876)	12.6%
Wholesale and retail trade	27,467	1,799	(1,448)	6.6%
Transport and storage	9,638	507	(392)	5.3%
Accommodation and food service activities	8,703	279	(203)	3.2%
Information and communications	6,316	95	(65)	1.5%
Financial and insurance activities	6,864	191	(140)	2.8%
Real estate activities	19,435	782	(527)	4.0%
Professional, scientific and technical activities	4,375	167	(140)	3.8%
Administrative and support service activities	3,415	118	(134)	3.4%
Public administration and defense; compulsory social security	282	5	(6)	1.7%
Education	903	41	(38)	4.5%
Human health services and social work activities	4,696	66	(55)	1.4%
Arts, entertainment and recreation	1,396	47	(39)	3.4%
Other services	7,671	331	(360)	4.3%
Households	181,989	7,381	(5,847)	4.1%
LOANS AND ADVANCES	412,711	15,959	(12,427)	3.9%

December 2018 (Millions of Euros)
	Gross carrying amount	Non-performing loans and advances	Accumulated impairment	Non-performing loans and advances as a % of the total
Central Banks	3,947	-	(6)	-
General governments	28,198	128	(84)	0.4%
Credit institutions	9,175	10	(12)	0.1%
Other financial corporations	9,490	11	(22)	0.1%
Non-financial corporations	170,182	8,372	(6,260)	4.9%
Agriculture, forestry and fishing	3,685	122	(107)	3.3%
Mining and quarrying	4,952	96	(70)	1.9%
Manufacturing	36,772	1,695	(1,134)	4.6%
Electricity, gas, steam and air conditioning supply	13,853	585	(446)	4.2%
Water supply	1,061	19	(15)	1.8%
Construction	11,899	1,488	(1,007)	12.5%
Wholesale and retail trade	25,833	1,624	(1,259)	6.3%
Transport and storage	9,798	459	(374)	4.7%
Accommodation and food service activities	7,882	315	(204)	4.0%
Information and communication	5,238	113	(72)	2.1%
Financial and insurance activities	6,929	147	(128)	2.1%
Real estate activities	17,272	834	(624)	4.8%
Professional, scientific and technical activities	5,096	204	(171)	4.0%
Administrative and support service activities	3,162	128	(125)	4.0%
Public administration and defense, compulsory social security	319	5	(7)	1.6%
Education	912	31	(31)	3.4%
Human health services and social work activities	4,406	63	(63)	1.4%
Arts, entertainment and recreation	1,323	59	(41)	4.5%
Other services	9,791	386	(382)	3.9%
Households	178,355	7,838	(5,833)	4.4%
LOANS AND ADVANCES	399,347	16,359	(12,217)	4.1%

December 2017 (Millions of Euros)
	Non-performing	Accumulated impairment or Accumulated changes in fair value due to credit risk	Non-performing loans and advances as a % of the total
General governments	171	(111)	0.5%
Credit institutions	11	(36)	0.3%
Other financial corporations	12	(26)	0.1%
Non-financial corporations	10,791	(7,538)	6.3%
Agriculture, forestry and fishing	166	(123)	4.3%
Mining and quarrying	177	(123)	3.7%
Manufacturing	1,239	(955)	3.6%
Electricity, gas, steam and air conditioning supply	213	(289)	1.8%
Water supply	29	(11)	4.5%
Construction	2,993	(1,708)	20.1%
Wholesale and retail trade	1,706	(1,230)	5.9%
Transport and storage	441	(353)	4.2%
Accommodation and food service activities	362	(222)	4.3%
Information and communication	984	(256)	17.0%
Real estate activities	1,171	(1,100)	7.9%
Professional, scientific and technical activities	252	(183)	3.8%
Administrative and support service activities	188	(130)	6.3%
Public administration and defense, compulsory social security	4	(6)	1.9%
Education	31	(25)	3.4%
Human health services and social work activities	75	(68)	1.7%
Arts, entertainment and recreation	69	(38)	4.6%
Other services	690	(716)	4.3%
Households	8,417	(5,073)	4.7%
LOANS AND ADVANCES	19,401	(12,784)	4.5%

The changes during the years 2019, 2018 and 2017 of impaired financial assets and contingent risks are as follow:

Changes in impaired financial assets and contingent risks (Millions of Euros)
	2019	2018	2017
Balance at the beginning	17,134	20,590	23,877
Additions	9,857	9,792	10,856
Decreases (*)	(5,874)	(6,909)	(7,771)
Net additions	3,983	2,883	3,085
Amounts written-off	(3,803)	(5,076)	(5,758)
Exchange differences and other	(544)	(1,264)	(615)
Balance at the end	16,770	17,134	20,590

(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the year as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries (see Note 21).

The changes during the years 2019, 2018 and 2017 in financial assets derecognized from the accompanying consolidated balance sheet as their recovery is considered unlikely ("write-offs"), is shown below:

Changes in impaired financial assets written-off from the balance sheet (Millions of Euros)
	Notes	2019	2018	2017
Balance at the beginning		32,343	30,139	29,347
Increase		4,712	6,164	5,986
Decrease:		(11,039)	(4,210)	(4,442)
Re-financing or restructuring		(2)	(10)	(9)
Cash recovery	47	(919)	(589)	(558)
Foreclosed assets		(617)	(625)	(149)
Sales (*)		(8,325)	(1,805)	(2,284)
Debt forgiveness		(493)	(889)	(1,121)
Time-barred debt and other causes		(682)	(292)	(321)
Net exchange differences		230	250	(752)
Balance at the end		26,245	32,343	30,139

(*) Includes principal and interest.

As indicated in Note 2.2.1, although they have been derecognized from the consolidated balance sheet, the BBVA Group continues to attempt to collect on these written-off financial assets, until the rights to receive them are fully extinguished, either because it is a time-barred financial asset, the financial asset is condoned, or other reasons.

7.1.6 Loss allowances

Movements in gross accounting balances and accumulated allowances for loan losses during 2019 are recorded on the accompanying consolidated balance sheet as of December 31, 2019, in order to cover the estimated loss allowances in loans and advances and debt securities measured at amortized cost. As for the years ended December 31, 2018 and 2017, the changes in the accumulated allowances are presented):

Changes in gross accounting balances of loans and advances at amortized cost. December 2019 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Opening balance	352,282	30,707	16,359	399,347
Transfers of financial assets:	(9,021)	6,279	2,741	-
Transfers from stage 1 to Stage 2	(13,546)	13,546	-	-
Transfers from stage 2 to Stage 1	5,656	(5,656)	-	-
Transfers to Stage 3	(1,571)	(2,698)	4,269	-
Transfers from Stage 3	440	1,087	(1,527)	-
Net annual origination of financial assets	20,296	(2,739)	246	17,804
Becoming write-offs	(152)	(349)	(3,407)	(3,908)
Foreign exchange	1,611	35	16	1,662
Modifications that do not result in derecognition	(1)	(27)	15	(13)
Other	(1,782)	(388)	(11)	(2,180)
Closing balance	363,234	33,518	15,959	412,711

Changes in allowances of loans and advances at amortized cost. December 2019 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Opening balance	(2,082)	(2,375)	(7,761)	(12,217)
Transfers of financial assets:	176	(227)	(1,574)	(1,626)
Transfers from stage 1 to Stage 2	126	(649)	-	(523)
Transfers from stage 2 to Stage 1	(38)	273	-	235
Transfers to Stage 3	89	234	(1,810)	(1,487)
Transfers from Stage 3	(1)	(86)	236	149
Net annual origination of allowances	(542)	(116)	(1,711)	(2,370)
Becoming write-offs	130	337	2,789	3,256
Foreign exchange	(30)	(18)	69	20
Modifications that do not result in derecognition	(15)	(149)	(89)	(254)
Other	215	366	183	764
Closing balance	(2,149)	(2,183)	(8,094)	(12,427)

Financial assets at amortized cost. December 2018 (Millions of Euros)
	Not credit-impaired			Credit-impaired	Total
	Stage 1	Stage 2		Credit-impaired (Stage 3)
	Loss allowances	Loss allowances (collectively assessed)	Loss allowances (individually assessed)	Loss allowances	Loss allowances
Opening balance	(2,237)	(1,827)	(525)	(9,371)	(13,960)
Transfers from Stage 1 to Stage 2 (not credit-impaired)	208	(930)	(218)	-	(940)
Transfers from Stage 2 (not credit - impaired) to Stage 1	(125)	619	50	-	544
Transfers to Stage 3	55	282	564	(2,127)	(1,226)
Transfers from Stage 3 to Stage 1 or 2	(7)	(126)	(68)	333	132
Changes without transfers between Stages	358	(53)	(260)	(3,775)	(3,730)
New financial assets originated	(1,072)	(375)	(244)	-	(1,692)
Disposals	2	3	-	110	115
Repayments	641	432	118	1,432	2,623
Write-offs	13	14	2	4,433	4,461
Foreign exchange	(84)	72	(93)	343	239
Modifications that result in derecognition	5	10	25	98	138
Modifications that do not result in derecognition	3	(8)	1	(362)	(366)
Other	135	133	20	1,111	1,399
Closing balance	(2,106)	(1,753)	(628)	(7,777)	(12,264)
Of which: Loans and advances	-	-	-	-	(12,217)
Of which: Debt certificates	-	-	-	-	(46)

Financial assets at amortized cost. December 2017 (Millions of Euros) (*)
	Opening balance	Increases due to amounts set aside for estimated loan losses during the year	Decreases due to amounts reversed for estimated loan losses during the year	Decreases due to amounts taken against allowances	Transfers between allowances	Other adjustments	Closing balance	Recoveries recorded directly to the statement of profit or loss
Specific allowances for financial assets, individually and collectively estimated	(10,937)	(7,484)	2,878	4,503	1,810	526	(8,703)	558
Debt securities	(144)	(26)	6	-	123	13	(28)	-
Credit institutions	(15)	(5)	4	-	16	-	-	-
Other financial corporations	(26)	(4)	2	-	-	13	(16)	-
Non-financial corporations	(103)	(17)	-	-	107	-	(12)	-
Loans and advances	(10,793)	(7,458)	2,872	4,503	1,687	513	(8,675)	558
General governments	(39)	(70)	37	14	1	15	(42)	1
Credit institutions	(7)	(2)	2	-	-	1	(6)	-
Other financial corporations	(25)	(287)	3	38	227	38	(7)	-
Non-financial corporations	(7,402)	(3,627)	1,993	3,029	(228)	636	(5,599)	345
Households	(3,319)	(3,472)	837	1,422	1,687	(177)	(3,022)	212
Collective allowances for incurred but not reported losses on financial assets	(5,270)	(1,783)	2,159	1,537	(1,328)	557	(4,130)	-
Debt securities	(46)	(8)	30	1	-	3	(21)	-
Loans and advances	(5,224)	(1,776)	2,128	1,536	(1,328)	554	(4,109)	-
Total	(16,206)	(9,267)	5,037	6,038	482	1,083	(12,833)	558

7.1.7 Refinancing and restructuring transactions

Group policies and principles with respect to refinancing and restructuring transactions

Refinancing and restructuring transactions (see definition in the Glossary) are carried out with customers who have requested such a transaction in order to meet their current loan payments if they are expected, or may be expected, to experience financial difficulty in making the payments in the future.

The basic aim of a refinancing and restructuring transaction is to provide the customer with a situation of financial viability over time by adapting repayment of the loan incurred with the Group to the customer’s new situation of fund generation. The use of refinancing and restructuring for other purposes, such as to delay loss recognition, is contrary to BBVA Group policies.

The BBVA Group’s refinancing and restructuring policies are based on the following general principles:

•Refinancing and restructuring is authorized according to the capacity of customers to pay the new installments. This is done by first identifying the origin of the payment difficulties and then carrying out an analysis of the customers’ viability, including an updated analysis of their economic and financial situation and capacity to pay and generate funds. If the customer is a company, the analysis also covers the situation of the industry in which it operates.

•With the aim of increasing the solvency of the transaction, new guarantees and/or guarantors of demonstrable solvency are obtained where possible. An essential part of this process is an analysis of the effectiveness of both the new and original guarantees.

•This analysis is carried out from the overall customer or group perspective.

•Refinancing and restructuring transactions do not in general increase the amount of the customer’s loan, except for the expense inherent to the transaction itself.

•The capacity to refinance and restructure a loan is not delegated to the branches, but decided on by the risk units.

•The decisions made are reviewed from time to time with the aim of evaluating full compliance with refinancing and restructuring policies.

These general principles are adapted in each case according to the conditions and circumstances of each geographical area in which the Group operates, and to the different types of customers involved.

In the case of retail customers (private individuals), the main aim of the BBVA Group’s policy on refinancing and restructuring a loan is to avoid default arising from a customer’s temporary liquidity problems by implementing structural solutions that do not increase the balance of the customer’s loan. The solution required is adapted to each case and the loan repayment is made easier, in accordance with the following principles:

•Analysis of the viability of transactions based on the customer’s willingness and ability to pay, which may be reduced, but should nevertheless be present. The customer must therefore repay at least the interest on the transaction in all cases. No arrangements may be concluded that involve a grace period for both principal and interest.

•Refinancing and restructuring of transactions is only allowed on those loans in which the BBVA Group originally entered into.

•Customers subject to refinancing and restructuring transactions are excluded from marketing campaigns of any kind.

In the case of non-retail customers (mainly companies, enterprises and corporates), refinancing/restructuring is authorized according to an economic and financial viability plan based on:

•Forecasted future income, margins and cash flows to allow entities to implement cost adjustment measures (industrial restructuring) and a business development plan that can help reduce the level of leverage to sustainable levels (capacity to access the financial markets).

•Where appropriate, the existence of a divestment plan for assets and/or operating segments that can generate cash to assist the deleveraging process.

•The capacity of shareholders to contribute capital and/or guarantees that can support the viability of the plan.

In accordance with the Group’s policy, the conclusion of a loan refinancing and restructuring transaction does not mean the loan is reclassified from "impaired" or "significant increase in credit risk" to normal risk. The reclassification to "significant increase in credit risk" or normal risk categories must be based on the analysis mentioned earlier of the viability, upon completion of the probationary periods described below.

The Group maintains the policy of including risks related to refinanced and restructured loans as either:

•"Impaired assets", as although the customer is up to date with payments, they are classified as unlikely to pay when there are significant doubts that the terms of their refinancing may not be met; or

•"Significant increase in credit risk" until the conditions established for their consideration as normal risk are met.

The assets classified as "Impaired assets" should comply with the following conditions in order to be reclassified to "Significant increase in credit risk":

•The customer has to have paid a significant part of the pending exposure.

•At least one year must have elapsed since its classification as "Impaired asset".

•The customer does not have past due payments.

The conditions established for assets classified as “Significant increase in credit risk” to be reclassified out of this category are as follows:

•The customer must have paid past-due amounts (principal and interest) since the date of the renegotiation or restructuring of the loan or other objective criteria, demonstrating the borrower´s ability to pay, have been verified; none of its exposures is more than 30 days past-due.

•At least two years must have elapsed since completion of the renegotiation or restructuring of the loan and regular payments must have been made during at least half of this probation period; and

•It is unlikely that the customer will have financial difficulties and, therefore, it is expected that the customer will be able to meet its loan payment obligations (principal and interest) in a timely manner.

The BBVA Group’s refinancing and restructuring policy provides for the possibility of two modifications in a 24 month period for loans that are not in compliance with the payment schedule.

The internal models used to determine allowances for loan losses consider the restructuring and renegotiation of a loan, as well as re-defaults on such a loan, by assigning a lower internal rating to restructured and renegotiated loans than the average internal rating assigned to non-restructured/renegotiated loans. This downgrade results in an increase in the probability of default (PD) assigned to restructured/renegotiated loans (with the resulting PD being higher than the average PD of the non- renegotiated loans in the same portfolios).

7.1.8 Risk concentration

Policies for preventing excessive risk concentration

In order to prevent the build-up of excessive risk concentrations at the individual, sector and portfolio levels, BBVA Group maintains updated maximum permitted risk concentration indices which are tied to the various observable variables related to concentration risk.

Together with the limits for individual concentration, the Group uses the Herfindahl index to measure the concentration of the Group's portfolio and the banking group's subsidiaries. At the BBVA Group level, the index reached implies a "very low" degree of concentration.

The limit on the Group’s exposure or financial commitment to a specific customer therefore depends on the customer’s credit rating, the nature of the risks involved, and the Group’s presence in a given market, based on the following guidelines:

•The aim is, as much as possible, to reconcile the customer's credit needs (commercial/financial, short-term/long-term, etc.) with the interests of the Group.

•Any legal limits that may exist concerning risk concentration are taken into account (relationship between risks with a customer and the capital of the shareholder´s entity that assumes them), the markets, the macroeconomic situation, etc.

Risk concentrations by geography

The breakdown of the main figures in the most significant foreign currencies in the accompanying consolidated balance sheets is set forth in Appendix IX.

Sovereign risk concentration

Sovereign risk management

The risk associated with the transactions involving sovereign risk is identified, measured, controlled and tracked by a centralized unit integrated in the BBVA Group’s Risk Area. Its basic functions involve the preparation of reports in the countries where sovereign risk exists (called “financial programs”), tracking such risks, assigning ratings to these countries and, in general, supporting the Group in terms of reporting requirements for any transactions involving sovereign risk. The risk policies established in the financial programs are approved by the relevant risk committees.

The country risk unit tracks the evolution of the risks associated with the various countries to which the Group are exposed (including sovereign risk) on an ongoing basis in order to adapt its risk and mitigation policies to any macroeconomic and political changes that may occur. Moreover, it regularly updates its internal ratings and forecasts for these countries. The methodology is based on the assessment of quantitative and qualitative parameters which are in line with those used by certain multilateral organizations such as the International Monetary Fund (IMF) and the World Bank, rating agencies and export credit organizations.

For additional information on sovereign risk in Europe see Appendix IX.

Valuation and impairment methods

The valuation methods used to assess the instruments that are subject to sovereign risks are the same ones used for other instruments included in the relevant portfolios and are detailed in Note 8.

Specifically, the fair value of sovereign debt securities of European countries has been considered equivalent to their listed price in active markets (Level 1 as defined in Note 8).

Risk related to the developer and Real-Estate sector in Spain

The relative weight of the investment in Real Estate developments has dramatically decreased during the last years, especially since 2014. A corporate sales policy has been rolled out to eliminate those real estate assets from the balance sheet which have been most difficult to be commercialized. The sales of 80% of the Group’s share in Divarian and of other performing and NPL wholesale portfolios to Funds and specialized investors have been some of the most relevant transactions (see Note 3).

Policies and strategies established by the Group to deal with risks related to the developer and real-estate sector

BBVA has teams specializing in the management of the Real-Estate Sector risk, given its economic importance and specific technical component. This specialization is not only in the Risk-Acceptance teams, but throughout the handling, commercial, problem risks and legal, etc. It also includes the research department of the BBVA Group (BBVA Research), which helps determine the medium/long-term vision needed to manage this portfolio.

The policies established to address the risks related to the developer and real-estate sector, aim to accomplish, among others, the following objectives: to avoid concentration in terms of customers, products and regions; to estimate the risk profile for the portfolio; and to anticipate possible worsening of the portfolio within a sector is highly cyclical.

Specific policies for analysis and granting of new developer risk transactions

In the analysis of new transactions, the assessment of the commercial operation in terms of the economic and financial viability of the project has been linear.

The monitoring of the work, the sales and the legal situation of the project are essential aspects for the admission and follow-up of new real estate transactions. With regard the participation of the Risk Acceptance teams, they have a direct link and participate in the committees of areas such as Valuation, Legal, Research and Recoveries. This assures coordination and exchange of information in all the processes.

The following strategies have been implemented with customers in the developer sector: avoidance of large corporate transactions, which had already reduced their share in the years of greatest market growth. Additionally, very restrictive limits have been established for the second-home market and for the of land transactions. Feasibility studies, at project level, are performed by doing a contrast analysis in the pre-commercialization phase, with an appropriate funding cycle and in locations with low commercialization risk.

Risk monitoring policies

The base information for analyzing the real estate portfolios is updated monthly. The tools used include the so-called “watch-list”, which is updated monthly with the progress of each client under watch, and the different strategic plans for management of special groups. There are plans that involve an intensification of the review of the portfolio for financing land, while, in the case of ongoing developments, they are classified based on the rate of progress of the projects. This implies a comparison of the progress of the work and the sales, including a scoreboard which enables the persons in charge to detect timely any deviation from the project’s initial plan.

Proper management of the relationship with each customer requires knowledge of various aspects such as an analysis of the company’s future viability, the updating of the information on the debtor and the guarantors (their current situation and business course, economic-financial information, debt analysis and generation of funds), and the updating of the appraisal of the assets offered as collateral.

BBVA has a classification of debtors according to the provisions in each country, in general, categorizing the degree of problem of each risk.

The volume of restructurings during 2019 and 2018 has not been significant, being close to zero.

Policies applied in the management of real estate assets in Spain

Regarding the financing of real estate, a new regulation has been updated in 2018 in which recommendations for the development of residential real estate are established.

The recommendations represent guidelines about how to manage the credit admission activity of BBVA Group entities based on best practices of markets in which this activity is performed. It is expected that a high percentage of the current transactions will be in compliance with the latter.

The guidelines apply to new transactions with clients which are not classified as impaired or Watchlist (WL1 or WL2).

The policies deriving from the guidelines foresee a prudential intervention in a market which has changed its cycle in almost all of the geographies and which is showing a more sustainable behavior in terms of demography, employment and economic and investment capacities.

For quantitative information about the risk related to the developer and Real-Estate sector in Spain see Appendix IX.

7.2 Market risk

7.2.1 Market risk in trading portfolios

Market risk originates in the possibility that there may be losses in the value of positions held due to movements in the market variables that impact the valuation of traded financial products and assets. The main risks can be classified as follows:

•Interest-rate risk: This arises as a result of exposure to movements in the different interest-rate curves involved in trading. Although the typical products that generate sensitivity to the movements in interest rates are money-market products (deposits, interest-rate futures, call money swaps, etc.) and traditional interest-rate derivatives (swaps and interest-rate options such as caps, floors, swaptions, etc.), practically all the financial products are exposed to interest-rate movements due to the effect that such movements have on the valuation of the financial discount.

•Equity risk: This arises as a result of movements in share prices. This risk is generated in spot positions in shares or any derivative products whose underlying asset is a share or an equity index. Dividend risk is a sub-risk of equity risk, arising as an input for any equity option. Its variation may affect the valuation of positions and it is therefore a factor that generates risk on the books.

•Exchange-rate risk: This is caused by movements in the exchange rates of the different currencies in which a position is held. As in the case of equity risk, this risk is generated in spot currency positions, and in any derivative product whose underlying asset is an exchange rate. In addition, the quanto effect (operations where the underlying asset and the instrument itself are denominated in different currencies) means that in certain transactions in which the underlying asset is not a currency, an exchange-rate risk is generated that has to be measured and monitored.

•Credit-spread risk: Credit spread is an indicator of an issuer's credit quality. Spread risk occurs due to variations in the levels of spread of both corporate and government issues, and affects positions in bonds and credit derivatives.

•Volatility risk: This occurs as a result of changes in the levels of implied price volatility of the different market instruments on which derivatives are traded. This risk, unlike the others, is exclusively a component of trading in derivatives and is defined as a first-order convexity risk that is generated in all possible underlying assets in which there are products with options that require a volatility input for their valuation.

The metrics developed to assess market risk in the BBVA Group are aligned with market practices and are implemented consistently across all the local market risk units.

Measurement procedures are established in terms of the possible impact of negative market conditions on the trading portfolio of the Group's Global Markets units, both under ordinary circumstances and in situations of heightened risk factors.

The standard metric used to measure market risk is Value at Risk (“VaR”), which indicates the maximum loss that may occur in the portfolios at a given confidence level (99%) and time horizon (one day). This statistic value is widely used in the market and has the advantage of summing up in a single metric the risks inherent to trading activity, taking into account how they are related and providing a prediction of the loss that the trading book could sustain as a result of fluctuations in equity prices, interest rates, foreign exchange rates and credit spreads. The market risk analysis considers various risks, such as credit spread risk, basis risk, as well as volatility and correlation risk.

With respect to the risk measurement models used by the BBVA Group, the Bank of Spain has authorized the use of the internal market risk model to determine bank capital requirements deriving from risk positions on the BBVA, S.A. and BBVA Mexico trading book, which jointly accounted for around 72%, 76% and 70% of the Group’s trading-book market risk as of December 31, 2019, 2018 and 2017. For the rest of the geographical areas where the Group operates (applicable mainly to the Group´s South America subsidiaries, Garanti BBVA and BBVA USA), bank capital for the risk positions in the trading book is calculated using the Standardized Approach defined by the Basel Committee on Banking Supervision (which is referred to herein as the "standard model”).

The main headings in the consolidated balance sheet of the Group which are exposed to market risk, are positions whose main metric to measure the market risk is the VaR. The table below shows, by accounting line of the consolidated balance sheet as of December 31, 2019, 2018 and 2017, the traded financial products and assets of trading for those geographical areas that use Internal Model (BBVA, S.A. and BBVA Mexico):

Headings of the balance sheet under market risk (Millions of Euros)
	December 2019		December 2018		December 2017
	Main market risk metrics - VaR	Main market risk metrics - Others (*)	Main market risk metrics - VaR	Main market risk metrics - Others (*)	Main market risk metrics - VaR	Main market risk metrics - Others (*)
Assets subject to market risk
Financial assets held for trading	96,461	1,671	114,156	124	59,008	441
Financial assets at fair value through other comprehensive income	7,089	24,691	5,652	19,125	5,661	24,083
Of which: Equity instruments	-	1,783	-	2,046	-	2,404
Derivatives - Hedge accounting	628	840	688	1,061	829	1,397
Financial liabilities held for trading	74,967	12,677	67,859	11,011	42,468	2,526
Derivatives - Hedge accounting	671	1,183	550	910	1,157	638

(*) Includes mainly assets and liabilities managed by ALCO.

Although the table above provides information on certain financial positions in our trading portfolio subject to market risk and therefore VaR measurement, such information is provided for information purposes only and does not reflect how market risk in trading activity is managed.

The current management structure includes the monitoring of market-risk limits, consisting of a scheme of limits based on VaR, economic capital (based on VaR measurements) and VaR sub-limits, as well as stop-loss limits for each of the Group’s business units.

The model used estimates VaR in accordance with the historical simulation methodology, which involves estimating losses and gains that would have taken place in the current portfolio if the changes in market conditions that took place over a specific period of time in the past were repeated. Based on this information, it predicts the maximum expected loss of the current portfolio within a given confidence level. This model has the advantage of reflecting precisely the historical distribution of the market variables and not assuming any specific distribution of probability. The historical period used in this model is two years.

VaR figures are estimated with the following methodologies:

•VaR without smoothing, which awards equal weight to the daily information for the previous two years. This is currently the official methodology for measuring market risks for the purpose of monitoring compliance with risk limits.

•VaR with smoothing, which gives a greater weight to more recent market information. This metric supplements the previous one.

At the same time, and following the guidelines established by the Spanish and European authorities, BBVA incorporates metrics in addition to VaR with the aim of meeting the Bank of Spain's regulatory requirements with respect to the calculation of bank capital for the trading book. Specifically, the measures incorporated in the Group since December 2011 (stipulated by Basel 2.5) are:

•VaR: In regulatory terms, the VaR charge incorporates the stressed VaR charge, and the sum of the two (VaR and stressed VaR) is calculated. This quantifies the losses associated with the movements of the risk factors inherent to market operations (including interest-rate risk, exchange-rate risk, equity risk and credit risk, among others). Both VaR and stressed VaR are rescaled by a regulatory multiplier set at three and by the square root of ten to calculate the capital charge.

•Specific Risk - Incremental Risk Capital (“IRC”) Quantification of the risks of default and downgrading of the credit ratings of the bond and credit derivative positions in the portfolio. The IRC charge is exclusively applied in entities in respect of which the internal market risk model is used (i.e., BBVA, S.A. and BBVA Mexico). The IRC charge is determined based on the associated losses (calculated at 99.9% confidence level over a one year horizon under the hypothesis of constant risk) due to a rating change and/or default of the issuer with respect to an asset. In addition, the price risk is included in sovereign positions for the specified items.

•Specific Risk - Securitization and correlation portfolios. Capital charges for securitizations and correlation portfolios are assessed based on the potential losses associated with the rating level of a specific credit structure. They are calculated by the standard model. The scope of the correlation portfolios refers to the First To Default (FTD)-type market operation and/or tranches of market CDOs and only for positions with an active market and hedging capacity.

Validity tests are performed regularly on the risk measurement models used by the Group. They estimate the maximum loss that could have been incurred in the assessed positions with a certain level of probability (backtesting), as well as measurements of the impact of extreme market events on risk positions (stress testing). As an additional supporting measure, backtesting is conducted at a trading desk level in order to enable more specific monitoring of the validity of the measurement models.

Market risk in 2019

The Group’s market risk related to its trading portfolio remained at low levels compared to other risks managed by BBVA, particularly credit risk. This is due to the nature of the business. In 2019 the average VaR was €19 million, below the figure of 2018, with a high on September 13, 2019 of €25 million. The evolution in the BBVA Group’s market risk during 2019, measured as VaR without smoothing (see Glossary) with a 99% confidence level and a 1-day horizon (shown in millions of Euros) is as follows:

By type of market risk assumed by the Group's trading portfolio, the main risk factor for the Group continued to be that linked to interest rates, with a weight of 58% of the total at December 31, 2019 (this figure includes the spread risk). The relative weight of this risk has increased compared with the close of 2018 (55%). Exchange-rate risk accounted for 13% of the total risk, decreasing its weight with respect to December 2018 (14%), while equity, volatility and correlation risk has decreased, with a weight of 29% at the close of 2019 (vs. 31% at the close of 2018).

As of December 31, 2019, 2018 and 2017 the VaR was €20 million, €17 million and €22 million, respectively. The total VaR figures for 2019, 2018 and 2017 can be broken down as follows:

VaR by Risk Factor (Millions of Euros)
	Interest/Spread risk	Currency risk	Stock-market risk	Vega/Correlation risk	Diversification effect(*)	Total
December 2019
VaR average in the year	21	6	4	9	(20)	19
VaR max in the year	28	6	3	9	(21)	25
VaR min in the year	13	5	5	9	(18)	14
End of period VaR	24	5	5	8	(22)	20
December 2018
VaR average in the year	20	6	4	9	(20)	21
VaR max in the year	23	7	6	11	(21)	26
VaR min in the year	17	6	4	7	(18)	16
End of period VaR	19	5	3	7	(17)	17
December 2017
VaR average in the year	25	10	3	13	(23)	27
VaR max in the year	27	11	2	12	(19)	34
VaR min in the year	23	7	4	14	(26)	22
End of period VaR	23	7	4	14	(26)	22

(*) The diversification effect is the difference between the sum of the average individual risk factors and the total VaR figure that includes the implied correlation between all the variables and scenarios used in the measurement.

Validation of the internal market risk model

The internal market risk model is validated on a regular basis by backtesting in both, BBVA, S.A. and Global Markets Mexico (BBVA Mexico). The aim of backtesting is to validate the quality and precision of the internal market risk model used by BBVA Group to estimate the maximum daily loss of a portfolio, at a 99% level of confidence and a 250-day time horizon, by comparing the Group's results and the risk measurements generated by the internal market risk model. These tests showed that the internal market risk model of both, BBVA, S.A. and BBVA Mexico is adequate and precise.

Two types of backtesting have been carried out in 2019, 2018 and 2017:

•"Hypothetical" backtesting: the daily VaR is compared with the results obtained, not taking into account the intraday results or the changes in the portfolio positions. This validates the appropriateness of the market risk metrics for the end-of-day position.

•"Real" backtesting: the daily VaR is compared with the total results, including intraday transactions, but discounting the possible minimum charges or fees involved. This type of backtesting includes the intraday risk in portfolios.

In addition, each of these two types of backtesting was carried out at a risk factor or business type level, thus making a deeper comparison of the results with respect to risk measurements.

For the period between the year ended December 31, 2018 and the year ended December 31, 2019, the backtesting of the internal VaR calculation model was carried out, comparing the daily results obtained to the risk level estimated by the internal VaR calculation model. At the end of the year the comparison showed the internal VaR calculation model was working correctly, within the "green" zone (0-4 exceptions), thus validating the internal VaR calculation model, as has occurred each year since the internal market risk model was approved for the Group.

Stress testing

A number of stress tests are carried out on the BBVA Group's trading portfolios. First, global and local historical scenarios are used that replicate the behavior of an extreme past event, such as for example the collapse of Lehman Brothers or the "Tequilazo" crisis. These stress tests are complemented with simulated scenarios, where the aim is to generate scenarios that have a significant impact on the different portfolios, but without being anchored to any specific historical scenario. Finally, for some portfolios or positions, fixed stress tests are also carried out that have a significant impact on the market variables affecting these positions.

Historical scenarios

The historical benchmark stress scenario for the BBVA Group is Lehman Brothers, whose sudden collapse in September 2008 led to a significant impact on the behavior of financial markets at a global level. The following are the most relevant effects of this historical scenario:

•Credit shock: reflected mainly in the increase of credit spreads and downgrades in credit ratings.

•Increased volatility in most of the financial markets (giving rise to a great deal of variation in the prices of different assets (currency, equity, debt).

•Liquidity shock in the financial systems, reflected by a major movement in interbank curves, particularly in the shortest sections of the euro and dollar curves.

Simulated scenarios

Unlike the historical scenarios, which are fixed and therefore not suited to the composition of the risk portfolio at all times, the scenario used for the exercises of economic stress is based on resampling methodology. This methodology is based on the use of dynamic scenarios that are recalculated periodically depending on the main risks affecting the trading portfolios. On a data window wide enough to collect different periods of stress (data are taken from January 1, 2008 until the date of the assessment), a simulation is performed by resampling of historic observations, generating a distribution of losses and gains that serve to analyze the most extreme of births in the selected historical window. The advantage of this methodology is that the period of stress is not predetermined, but depends on the portfolio maintained at each time, and making a large number of simulations (10,000 simulations) allows a greater richness of information for the analysis of expected shortfall than what is available in the scenarios included in the calculation of VaR.

The main features of this approach are: a) the generated simulations respect the correlation structure of the data, b) there is flexibility in the inclusion of new risk factors and c) it allows the introduction of a lot of variability in the simulations (desirable for considering extreme events).

The impact of the stress test under multivariable simulation of the risk factors of the portfolio based on the expected shortfall (expected shortfall calculated at a 95% confidence level, 20 days) as of December 31, 2019 is as follows:

Impact of the stress test (Millions of Euros)
	Europe	Mexico	Peru	Venezuela	Argentina	Colombia	Turkey	The United States
Expected shortfall	(112)	(68)	(23)	-	(4)	(5)	(9)	(3)

7.2.2 Financial Instruments offset

Financial assets and liabilities may be netted in certain cases. In particular, they are presented for a net amount on the consolidated balance sheet only when the Group's entities satisfy the provisions of IAS 32-Paragraph 42, so they have both the legal right to net recognized amounts, and the intention of settling the net amount or of realizing the asset and simultaneously paying the liability.

In addition, the Group has presented as gross amounts assets and liabilities on the consolidated balance sheet for which there are master netting arrangements in place, but for which there is no intention of settling the net amount. The most common types of events that trigger the netting of reciprocal obligations are bankruptcy of the entity, surpassing certain level of indebtedness threshold, failure to pay, restructuring and dissolution of the entity.

In the current market context, derivatives are contracted under different framework contracts the most widespread having been developed by the International Swaps and Derivatives Association (“ISDA”) and, for the Spanish market, the Framework Agreement on Financial Transactions (“CMOF”). Almost all portfolio derivative transactions have been concluded under these framework contracts, including in them the netting clauses mentioned in the preceding paragraph as "Master Netting Agreement", greatly reducing the credit exposure on these instruments. Additionally, in contracts signed with counterparties, the collateral agreement annexes called Credit Support Annex (“CSA”) are included, thereby minimizing exposure to a potential default of the counterparty.

Moreover, many of the transactions involving assets purchased or sold under a repurchase agreement are transacted through clearing houses that articulate mechanisms to reduce counterparty risk, as well as through the signing of various master agreements for bilateral transactions, the most widely used being the Global Master Repurchase Agreement (GMRA), published by the International Capital Market Association (“ICMA”), to which the clauses related to the collateral exchange are usually added within the text of the master agreement itself.

A summary of the effect of offsetting (via netting and collateral) for derivatives and securities operations is presented below as of December 31, 2019, 2018 and 2017:

December 2019 (Millions of Euros)
					Gross amounts not offset in the consolidated balance sheets (D)
	Notes	Gross amounts recognized (A)	Gross amounts offset in the consolidated balance sheets (B)	Net amount presented in the consolidated balance sheets (C=A-B)	Financial instruments	Cash collateral received/ pledged	Net amount (E=C-D)
Trading and hedging derivatives	10, 15	37,302	2,388	34,914	25,973	8,210	731
Reverse repurchase, securities borrowing and similar agreements		35,805	21	35,784	35,618	204	(39)
Total Assets		73,107	2,409	70,698	61,591	8,415	692
Trading and hedging derivatives	10, 15	39,646	2,394	37,252	25,973	10,613	667
Repurchase, securities lending and similar agreements		45,977	21	45,956	45,239	420	297
Total Liabilities		85,623	2,414	83,209	71,212	11,033	964

December 2018 (Millions of Euros)
					Gross Amounts Not Offset in the Consolidated Balance Sheets (D)
	Notes	Gross amounts recognized (A)	Gross amounts offset in the consolidated balance sheets (B)	Net amount presented in the consolidated balance sheets (C=A-B)	Financial instruments	Cash collateral received/ pledged	Net amount (E=C-D)
Trading and hedging derivatives	10, 15	49,908	16,480	33,428	25,024	7,790	613
Reverse repurchase, securities borrowing and similar agreements		28,074	42	28,032	28,022	169	(159)
Total Assets		77,982	16,522	61,460	53,046	7,959	454
Trading and hedging derivatives	10, 15	51,596	17,101	34,494	25,024	6,788	2,682
Repurchase, securities lending and similar agreements		43,035	42	42,993	42,877	34	82
Total liabilities		94,631	17,143	77,487	67,901	6,822	2,765

December 2017 (Millions of Euros)
					Gross Amounts Not Offset in the Consolidated Balance Sheets (D)
	Notes	Gross amounts recognized (A)	Gross amounts offset in the consolidated balance sheets (B)	Net amount presented in the consolidated balance sheets (C=A-B)	Financial instruments	Cash collateral received/ pledged	Net amount (E=C-D)
Trading and hedging derivatives	10, 15	49,333	11,584	37,749	27,106	7,442	3,202
Reverse repurchase, securities borrowing and similar agreements		26,426	56	26,369	26,612	141	(384)
Total Assets		75,759	11,641	64,118	53,717	7,583	2,818
Trading and hedging derivatives	10, 15	50,693	11,644	39,049	27,106	8,328	3,615
Repurchase, securities lending and similar agreements		40,134	56	40,078	40,158	21	(101)
Total Liabilities		90,827	11,701	79,126	67,264	8,349	3,514

The amount of recognized financial instruments within derivatives includes the effect in case of compensation with counterparties with which the Group holds netting agreements, while, for repos, it reflects the market value of the collateral associated with the transaction.

7.3 Structural risk – Non-trading activities

The structural risks are defined, in general terms, as the possibility of sustaining losses due to adverse movements in market risk factors as a result of mismatches in the financial structure of an entity´s balance sheet.

In the Group, the following types of structural risks are defined, according to the nature and the following market factors: interest rate, exchange rate and equity.

The scope of structural risks in the Group is limited to the banking book, excluding market risks in the trading book that are clearly delimited and separated and make up the Market Risks.

The Assets and Liabilities Committee (ALCO) is the main responsible body for the management of structural risks regarding liquidity/ funding interest rate, currency, equity and solvency. Every month, with the participation of the CEO and representatives from the areas of Finance, Risks and Business Areas, this committee monitors the structural risks and is presented with proposals for managing them for its approval. These management proposals are made proactively by the Finance area, taking into account the risk appetite framework and with the aim of achieving recurrent earnings and financial stability and preserving the entity's solvency. All balance management units have a local ALCO, which is permanently attended by members of the corporate center, and there is a corporate ALCO where management strategies are monitored and presented in the Group's subsidiaries.

Global Risk Management (GRM) area acts as an independent unit, enabling adequate separation between the management and risk control functions, and is responsible for assisting the goal that the structural risks in the Group are managed according to the strategy approved by the Board of Directors.

Consequently, GRM deals with the identification, measurement, monitoring and control of those risks and their reporting to the corresponding corporate bodies. Through the Global Risk Management Committee (GRMC), it performs the function of control and risk assessment and is responsible for developing the strategies, policies, procedures and infrastructure necessary to identify, evaluate, measure and manage the significant risks that the BBVA Group faces. To this end, GRM, through the corporate unit of Structural Risks, proposes a scheme of limits and alerts that defines the risk appetite set for each of the relevant structural risk types, both at Group level and by management units, which will be reviewed annually, reporting the situation periodically to the Group’s corporate bodies as well as to the GRMC.

In addition, both, the management as well as the control and measurement system of the structural risks need to be adjusted necessarily to the Group’s internal control model, in compliance with the related evaluation and certification processes. In this regard, the required tasks and controls have been identified and documented, which allows the Bank to have a regulatory framework that includes precise processes and measures for structural risks with a global perspective from a geographical point of view.

BBVA’s internal control model, which is based on high standards, is included within the three lines of defense. The Finance area is the first line of defense, by being in charge of the structural risk management, whereas GRM is in charge of the identification of the risks and establishes policies and control models, which are periodically evaluated with regard to their performance.

Within the second line of defense there is Internal Risk Control, which independently reviews the structural risk controls, and one entity of Internal Financial Control, which reviews the design and the effectiveness of the operating management controls.

Internal Audit, which works with total independence, represents the third line of defense and reviews specific controls and processes.

7.3.1 Structural interest rate risk

The structural interest-rate risk (“IRRBB”) is related to the potential impact that variations in market interest rates have on an entity's net interest income and equity. In order to properly measure IRRBB, BBVA takes into account the main sources that generate this risk: repricing risk, yield curve risk, option risk and basis risk, which are analyzed with an integral vision, combining two complementary points of view: net interest income (short term) and economic value (long term).

The exposure of a financial entity to adverse interest rates movements is a risk inherent to the development of the banking business, which is also, in turn, an opportunity to create economic value. Therefore, interest rate risk must be effectively managed so that it is limited in accordance with the entity’s equity and in line with the expected economic result.

This function falls to the Global ALM (Asset & Liability Management) unit, within the Finance area, who, through ALCO, aims to support the recurrence of results and preserve the solvency of the entity, always adhering to the risk profile defined by the management bodies of the BBVA Group. The interest rate risk management of the balance sheet aims to promote the stability of the net interest income and book value with respect to changes in market interest rates in the different balance-sheets, while respecting solvency and internal limits, as well as complying with current and future regulatory requirements. Likewise, a specific monitoring of the banking book instruments registered at market value (fair value) is developed, which due to their accounting treatment have an impact on results and / or equity.

In this regard, the BBVA Group maintains an exposure to fluctuations on interest rates according to its objective strategy and risk profile, being carried out in a decentralized and independent manner in each of the banking entities that compose its structural balance-sheet.

The management is carried out in accordance with the guidelines established by the European Banking Authority (EBA), with a monitoring of interest rate risk metrics, with the aim of analyzing the potential impact that could be derived from the range of scenarios in the different balance-sheets of the Group.

Nature of Interest Rate Risk

Repricing risk arises due to the difference between the repricing or maturity terms of the assets and liabilities, and represents the most frequent interest rate risk faced by financial entities. However, other sources of risk as changes in the slope and shape of the yield curve, the reference to different indexes and the optionality risk embedded in certain banking transactions, are also taken into account by the risk control system.

BBVA's structural interest-rate risk management process is formed by a set of metrics and tools that allows for the precise monitorization of the risk profile of the Group, backed-up by an assumptions set that aims to characterize the behavior of the balance sheet items with the maximum accuracy.

The IRRBB measurement is carried out on a monthly basis, and includes probabilistic measures based on methods of scenario simulation, which enables to capture additional sources of risk to the parallel shifts, as the changes in slope and shape of the yield curve. Additionally, sensitivity analysis to multiple parallel shocks of different magnitude are also assessed on a regular basis. The process is run separately for each currency to which the Group is exposed, considering, at a later stage, the diversification effect among currencies and business units.

The risk measurement model is complemented by the assessment of ad-hoc scenarios and stress tests. As stress testing has become more relevant during the recent years, the evaluation of extreme scenarios of rupture of historical interest rates levels, correlations and volatility has continued to be enhanced, while assessing, also, BBVA Research market scenarios.

During 2019 the Group has worked on the enhancement of the control and management model according to the guidelines established by the EBA on the management of interest rate risk in the banking book. It is worth highlighting, among other aspects, the reinforcement of stress analysis incorporating the assessment of the impacts on the main balance sheets of the Group that could derive from the range of interest rate scenarios defined in accordance with the aforementioned EBA guidelines.

Key assumptions of the model

In order to measure structural interest rate risk, the setting of assumptions on the evolution and behavior of certain balance sheet items is particularly relevant, especially those related to products without an explicit or contractual maturity.

The assumptions that characterize these balance sheet items must be understandable for the areas and bodies involved in risk management and control and remain duly justified and documented. The modeling of these assumptions must be conceptually reasonable and consistent with the evidence based on historical experience, reviewed at least once a year.

In view of the heterogeneity of the financial markets and the availability of historical data, each one of the entities of the Group is responsible for determining the behavior assumptions to be applied to the balance sheet items, always under the guidelines and the applicability of the corporate models existing in the Group.

Among the balance sheet assumptions stand out those established for the treatment of items without contractual maturity, mainly for demand customer deposits, and those related to the expectations on the exercise of interest rate options, especially those relating to loans and deposits subject to prepayment risk.

For the modeling of demand deposits, a segmentation of the accounts in several categories is previously carried out depending on the characteristics of the customer (retail / wholesale) and the product (type of account / transactionality / remuneration), in order to outline the specific behavior of each segment.

In order to establish the remuneration of each segment, the relationship between the evolution of market interest rates and the interest rates of managed accounts is analyzed, with the aim of determining the translation dynamic (percentages and lags) of interest rates variations to the remuneration of the accounts.

The behavior assigned to each category of accounts is determined by an analysis of the historical evolution of the balances and the probability of cancellation of the accounts. For this, the volatile part of the balance assigned to a short-term maturity is isolated, thus avoiding fluctuations in the level of risk caused by specific variations in the balances and promoting stability in the management of the balance. Once the stable part is identified, a medium / long term maturity model is applied through a decay distribution based on the average term of the accounts and the conditional cancellation probabilities throughout the life of the product.

Additionally, the relationship of the evolution of the balance of deposits with the levels of market interest rates is taken into account, where appropriate, including the potential migration between the different types of deposits (on demand / time deposits) in the different interest rate scenarios.

Equally relevant is the treatment of early cancelation options embedded in credit loans, mortgage portfolios and customer deposits. The evolution of market interest rates may condition, along with other variables, the incentive that customers have to prepay loans or deposits, modifying the future behavior of the balance amounts with respect to the forecasted contractual maturity schedule.

The detailed analysis of the historical information related to prepayment data, both partial and total prepayment, combined with other variables such as interest rates, allows estimating future amortizations and, where appropriate, their behavior linked to the evolution of such variables.

The approval and updating of the risk behavior models of structural interest rate risk are subject to corporate governance under the scope of GRM-Analytics. In this way, the models must be properly inventoried and cataloged and comply with the requirements established in the internal procedures for their development, updating and management of the changes. The models are also subject to the corresponding internal validations based on their relevance and the established monitoring requirements.

The table below shows the profile of average interest rate risk in terms of sensitivities of the main banks in the BBVA Group in 2019:

Sensitivity to interest-rate analysis - December 2019
	Impact on net interest income (*)		Impact on economic value (**)
	100 basis-point increase	100 basis-point decrease	100 basis-point increase	100 basis-point decrease
Europe (***)	+ (5% - 10%)	- (0% - 5%)	+ (0% - 5%)	- (0% - 5%)
Mexico	+ (0% - 5%)	- (0% - 5%)	+ (0% - 5%)	- (0% - 5%)
The United States	+ (5% - 10%)	- (5% - 10%)	- (5% - 10%)	+ (0% - 5%)
Turkey	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	+ (0% - 5%)
South America	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	+ (0% - 5%)
BBVA Group	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	- (0% - 5%)

(*) Percentage of "1 year" net interest income forecast for each unit.

(**) Percentage of Core Capital for each unit.

(***) In Europe, includes falling interest rates at more negative level than current rates.

In 2019 in Europe monetary policy has remained expansionary, implementing in the last part of the year a new package of measures to boost the economy and the financial system in response to a weaker global economic environment. This environment, coupled with uncertainty about trade policy and low inflation led the Federal Reserve of the United States to begin a process of interest rate cuts. Both monetary authorities, taking into account the recent signals regarding a stabilization of the economic growth, have not changed the interest rates during the last months. In Mexico and Turkey, a bearish cycle was initiated in the second half of the year due to economic weakness and inflation prospects. In South America, monetary policy has been expansive, with declines in the economies of Chile and Peru, caused by the slowdown of the activity and the contained inflation, while in Colombia interest rates have remained flat. On the other hand, in Argentina there is a restrictive monetary policy, with a strong increase in interest rates due to the strong volatility of the markets after the election result.

BBVA maintains, at the aggregate level, a favorable position in net interest income in the event of an increase in interest rates, as well as a moderate risk profile, in line with its target, through effective management of structural balance sheet risk. The higher net interest income sensitivities are observed in, particularly the Euro and USD.

•In Europe, the risk of a decrease in interest rates is limited given the current levels, preventing extremely adverse scenarios.

•In the United States, the net interest margin sensitivity has decreased during 2019 due to the downward trend of interest rates, showing therefore a moderate risk profile.

•Mexico shows a high level of stability between the balance sheets referenced to fixed and variable interest rates, keeping limited net interest income sensitivity throughout 2019.

•In Turkey, the evolution of the balance sheets in Turkish lira and USD has been positive, with very moderate interest rate risk, which has allowed to reduce sensitivity during the year.

•In South America, the balance sheet profiles in the countries which this business area comprises have remained stable, showing a low interest rate risk with an almost stable sensitivity during the year.

7.3.2 Structural exchange-rate risk

Structural exchange rate risk, inherent to the business of international banking groups that develop their activities in different geographies and currencies, is defined as the possibility of impacts on solvency, equity value and results driven by fluctuations in the exchange rates due to exposures in foreign currencies.

In the BBVA Group, structural exchange-rate risk arises from the consolidation of holdings in subsidiaries with functional currencies other than the euro. Its management is centralized in order to optimize the joint management of permanent foreign currency exposures, taking diversification into account.

The corporate Global ALM unit, through ALCO, designs and executes hedging strategies with the main purpose of preserving the stability of consolidated capital ratios and income flows generated in a currency other than the euro in the BBVA Group, keeping a value generation perspective to preserve the Group’s equity in the long term. To this end, a dynamic management strategy is carried out, considering hedge transactions according to market expectations and their costs.

The risk monitoring metrics included in the framework of limits, in line with the Risk Appetite Framework, are integrated into management and supplemented with additional assessment indicators. At the corporate level they are based on probabilistic metrics that measure the maximum deviation in the Group’s Capital, CET1 (“Common Equity Tier 1”) ratio, and net attributable profit. The probabilistic metrics make it possible to estimate the joint impact of exposure to different currencies taking into account the different variability in exchange rates and their correlations.

The suitability of these risk assessment metrics is reviewed on a regular basis through back-testing exercises. The final element of structural exchange-rate risk control is the stress and scenario analysis aimed to assess the vulnerabilities of foreign currency structural exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions. The scenarios are based both on historical situations simulated by the risk model and on the risk scenarios provided by BBVA Research.

As of December 31, 2019, it is worth mentioning the appreciation of the main currencies of the geographies where the Group operates against the euro, especially the Mexican peso (6%) and the US Dollar (2%). The Turkish lira (-9%) and the Argentinian peso (-36%) have depreciated, the latter being affected by idiosyncratic factors.

The Group's structural exchange-rate risk exposure level has slightly increased since the end of 2018 driven by the effect of currencies appreciation. The hedging policy intends to keep low levels of sensitivity to movements in the exchange rates of emerging markets currencies against the euro and focuses mainly on the Mexican peso and the Turkish lira. The risk mitigation level in the capital ratio due to the book value of the BBVA Group's holdings in foreign emerging markets currencies stood at around 65% and, as of the end of 2019, CET1 ratio sensitivity to the depreciation of 10% in the euro exchange rate for each currency was: USD +11 bp; Mexican peso -4 bps; Turkish Lira -2 bps; other currencies -1 bp (excluding hyperinflation economies). On the other hand, hedging of emerging markets currency denominated earnings in 2019 was 52%, concentrated in Mexican peso, Turkish lira and the main Latin American currencies.

7.3.3 Structural equity risk

Structural equity risk refers to the possibility of suffering losses in the value of positions in shares and other equity instruments held in the banking book with long or medium term investment horizons due to fluctuations in the value of equity indexes or shares.

BBVA Group's exposure to structural equity risk arises largely from minority shareholdings held on industrial and financial companies. This exposure is modulated in some portfolios with positions held on derivative instruments on the same underlying assets, in order to adjust the portfolio sensitivity to potential changes in equity prices.

The management of structural equity portfolios is a responsibility of Global ALM and other Group's units specialized in this area. Their activity is subject to the risk management corporate policy on structural equity risk management, complying with the defined management principles and Risk Appetite Framework.

The structural equity risk metrics, designed by GRM according to the corporate model, contribute to the effective monitoring of the risk by estimating the sensitivity and the capital necessary to cover the possible unexpected losses due to changes in the value of the shareholdings in the Group's investment portfolio, with a level of confidence that corresponds to the objective rating of the entity, taking into account the liquidity of the positions and the statistical behavior of the assets to be considered.

In order to analyze the risk profile in depth, stress tests and scenario analysis of sensitivity to different simulated scenarios are carried out. They are based on both past crisis situations and forecasts made by BBVA Research. These analyses are carried out regularly to assess the vulnerabilities of structural equity exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions.

Backtesting is carried out on a regular basis on the risk measurement model used.

With regard to the equity markets, the world indexes have closed the year 2019 with generalized gains and volatility moderation in a macro environment of global growth slowdown.

Structural equity risk, measured in terms of economic capital, has remained fairly stable in the period. The aggregate sensitivity of the BBVA Group’s consolidated equity to a 1% fall in the price of shares of the companies making up the equity portfolio decreased to -€26 million as of December 31, 2019, compared to -€29 million as of December 31, 2018. This estimation takes into account the exposure in shares valued at market prices, or if not applicable, at fair value (excluding the positions in the Treasury Area portfolios) and the net delta-equivalent positions in derivatives on the same underlyings.

7.4 Liquidity and funding risk

Liquidity and funding risk is defined as the incapacity of a bank to meet its payment commitments for missing resources or that, to face those commitments, should have to make use of funding under burdensome terms.

7.4.1 Liquidity and Funding Strategy and Planning

The BBVA Group is a multinational financial institution whose business is focused mainly on retail and commercial banking activities. In addition to the retail business model, which forms the core of its business, the Group engages in corporate and investment banking, through the global CIB (Corporate & Investment Banking) division.

Liquidity and funding risk management aims to maintain a solid balance sheet structure which allows a sustainable business model. The Group’s liquidity and funding strategy is based on the following pillars:

•The principle of the funding self-sufficiency of its subsidiaries, meaning that each of the Liquidity Management Units (LMUs) must cover its funding needs independently on the markets where it operates. This avoids possible contagion due to a crisis affecting one or more of the Group’s LMUs.

•Stable customer deposits as the main source of funding in all the LMUs, in accordance with the Group’s business model.

•Diversification of the sources of wholesale funding, in terms of maturity, market, instruments, counterparties and currencies, with recurring access to the markets.

•Compliance with regulatory requirements, enabling the availability of ample liquidity buffers, as well as sufficient instruments as required by regulations with the capacity to absorb losses.

•Compliance with the internal Liquidity Risk and Funding metrics, while adhering to the Risk Appetite level established for each LMU at any time.

Liquidity and funding risk management aims to support that in the short term a bank does not have any difficulties in meeting its payment commitments in due time and form, and that it does not have to make use of funding under burdensome terms, or conditions that deteriorate its image or reputation.

In the medium term the aim is to support that the Group’s financing structure is ideal and that it is moving in the right direction with respect to the economic situation, the markets and regulatory changes.

This management of structural and liquidity funding is based on the principle of financial self-sufficiency of the entities that make it up. This approach helps prevent and limit liquidity risk by reducing the Group’s vulnerability during periods of high risk. This decentralized management prevents possible contagion from a crisis affecting only one or a few Group entities, which must act independently to meet their liquidity requirements in the markets where they operate.

As one aspect of this strategy, BBVA Group is organized into eleven LMUs composed of the parent and the banking subsidiaries in each geographical area, plus the independent branches.

In addition, the policy for managing liquidity and funding risk is also based on the model’s robustness and on the planning and integration of risk management into the budgeting process of each LMU, according to the appetite for funding risk it decides to assume in its business.

Liquidity and funding planning is drawn up as part of the strategic processes for the Group’s budgetary and business planning. It allows a recurring growth of the banking business with suitable maturities and costs within the established risk tolerance levels by using a wide range of instruments which allow the diversification of the funding sources and the maintenance of a high volume of available liquid assets.

7.4.2 Governance and monitoring

The responsibility for liquidity and funding management in normal business activity lies with the Finance area as a first line of defense in managing the risks inherent to this activity, in accordance with the principles established by the European Banking Authority EBA and in line with the standards, policies, procedures and controls in the framework established by the governing bodies. The Finance department, through the Balance-Sheet Management area, plans and executes the funding of the structural long-term gap of each LMU and proposes to the Assets and Liabilities Committee (ALCO) the actions to be taken on this matter, in accordance with the policies established by the Risk and Compliance Committee in line with the metrics of the Risk Appetite Framework approved by the Board of Directors.

The Finance area, in its regulatory liquidity reporting function, coordinates the processes necessary to meet any reporting requirements that may be generated at corporate and regulatory level, with the areas responsible for this reporting in each LMU, thereby monitoring the integrity of the information supplied.

GRM is responsible for promoting that liquidity and funding risk in the Group is managed according to the strategy approved by the Board of Directors. It is also responsible for identifying, measuring, monitoring and controlling those risks and reporting to the proper corporate governing bodies. To carry out this work adequately, the risk function in the Group has been set up as a single, global function that is independent of the management areas.

In addition, the Group has an Internal Risk Control unit that conducts an independent review of Liquidity and Funding Risk control and management, independently of the functions performed in this area by Internal Audit. Additionally, the Group has in its second line of defense an Internal Risk Control unit, which performs independent reviews of the Liquidity and Funding risk controls, and an Internal Financial Control unit, which reviews the design and effectiveness of the operating management controls and the liquidity reporting.

As a third line of defense in the Group’s internal control model, Internal Audit is in charge of reviewing specific controls and processes in accordance with an annual work plan.

The Group’s fundamental objectives regarding the liquidity and funding risk are determined through the Liquidity Coverage Ratio (LCR) and through the Loan-to-Stable Customer Deposits (LtSCD) ratio.

The LCR ratio is a regulatory metric that aims to enable the resilience of entities in a scenario of liquidity tension within a time horizon of 30 days. Within its risk appetite framework and system of limits and alerts, BBVA has established a required LCR compliance level for the entire Group and for each individual LMU. The required internal levels aim to comply efficiently and sufficiently in advance with the implementation of the regulatory requirement at a level above 100%.

The LtSCD ratio measures the relationship between net lending and stable customer funds. The aim is to preserve a stable funding structure in the medium term for each LMU making up the BBVA Group, taking into account that maintaining an adequate volume of stable customer funds is key to achieving a sound liquidity profile. In geographical areas with balance sheets with two currencies, the indicator is also controlled by currency to manage the mismatches that might occur.

Stable customer funds can be considered as those obtained and managed by the LMUs among their target customers. Those funds are characterized by their low sensitivity to market changes and by their less volatile behavior at aggregated level per operation due to the loyalty of the customer to the entity. The stable resources are calculated by applying to each identified customer segment a haircut determined by the analysis of the stability if the balances by which different aspects are evaluated (concentration, stability, level of loyalty). The main source of stable resources arises from wholesale funding and retail customer funds.

In order to establish the target (maximum) levels of LtSCD in each LMU and provide an optimal funding structure reference in terms of risk appetite, the corporate Structural Risks unit of GRM identifies and assesses the economic and financial variables that condition the funding structures in the different geographical areas.

Additionally, liquidity and funding risk management aims to achieve a proper diversification of the funding structure, avoiding excessive reliance on short-term funding by establishing a maximum level for the short-term funds raised, including both wholesale funding and customer funds. The residual maturity profile of long-term wholesale funding has no significant concentrations, which matches the schedule of planned issues to the best possible financial conditions of markets, as shown in the table below. Finally, concentration risk is monitored at LMU level, with the aim of allowing a correct diversification of both the counterparty and type of instrument.

One of the fundamental metrics within the general management framework of the liquidity and funding risk is the maintaining of a liquidity buffer consisting of high quality assets free of charges which can be sold or offered as guarantees to obtain funding, either under normal market conditions or in stress situations.

The Finance area is responsible for the collateral management and determining the liquidity buffer within the BBVA Group. According to the principle of auto-sufficiency of the subsidiaries, every LMU is responsible for the holding of a buffer of liquid assets which comply with the regulatory requirements applicable under each jurisdiction. In addition, the liquidity buffer of each LMU should be aligned with the liquidity and funding risk tolerance as well as the management limits set and approved for each case.

In this context, the short-term resistance of the liquidity risk profile is promoted, enabling that each LMU has sufficient collateral to deal with the risk of the close of wholesale markets. Basic capacity is the short-term liquidity risk management and control metric that is defined as the relationship between the available explicit assets and the maturities of wholesale liabilities and volatile funds, at different terms up to one year, with special relevance being given to 30-day 90-day maturities, in order to maintain the survivability period above the 3 months with the available buffer, not taking into consideration the inflows of the balance sheet.

Stress tests are carried out as a fundamental element of the liquidity and funding risk monitoring scheme. They enable anticipating deviations from the liquidity targets and the limits set in the appetite, and establishing tolerance ranges in the different management areas. They also play a major role in the design of the Liquidity Contingency Plan and the definition of specific measures to be adopted to rectify the risk profile if necessary.

For each scenario, it is checked whether BBVA has a sufficient stock of liquid assets to assist its capacity to meet the liquidity commitments/outflows in the different periods analyzed. The analysis considers four scenarios: one central and three crisis-related (systemic crisis; unexpected internal crisis with a considerable rating downgrade and/or affecting the ability to issue in wholesale markets and the perception of business risk by the banking intermediaries and the entity’s customers; and a mixed scenario, as a combination of the two aforementioned scenarios). Each scenario considers the following factors: existing market liquidity, customer behavior and sources of funding, the impact of rating downgrades, market values of liquid assets and collateral, and the interaction between liquidity requirements and the development of the LMU’s asset quality.

The stress tests conducted on a regular basis reveal that BBVA maintains a sufficient buffer of liquid assets to deal with the estimated liquidity outflows in a scenario resulting from the combination of a systemic crisis and an unexpected internal crisis, during a period of longer than 3 months in general for the different LMUs, including in the scenario of a significant downgrade of the Bank’s rating by up to three notches.

Together with the results of the stress tests and the risk metrics, the early warning indicators play an important role within the corporate model and the Liquidity Contingency Plan. They are mainly indicators of the funding structure, in relation to asset encumbrance, counterparty concentration, flights of customer deposits, unexpected use of credit facilities, and of the market, which help anticipate possible risks and capture market expectations.

Finance is the area responsible for the elaboration, monitoring, execution and update of the liquidity and funding plan and of the market access strategy to assist and improve the stability and diversification of the wholesale funding sources.

In order to implement and establish management in an anticipated manner, limits are set on an annual basis for the main management metrics that form part of the budgeting process for the liquidity and funding plan. This framework of limits contributes to the planning of the joint future performance of:

•The loan book, considering the types of assets and their degree of liquidity, as well as their validity as collateral in collateralized funding.

•Stable customer funds, based on the application of a methodology for establishing which segments and customer balances are considered to be stable or volatile funds based on the principle of sustainability and recurrence of these funds.

•Projection of the credit gap, in order to require a degree of self-funding that is defined in terms of the difference between the loan-book and stable customer funds.

•Incorporating the planning of securities portfolios into the banking book, which include both fixed-interest and equity securities, and are classified as financial assets at fair value through other comprehensive income and at amortized cost, and additionally on trading portfolios.

•The structural gap projection, as a result of assessing the funding needs generated both from the credit gap and by the securities portfolio in the banking book, together with the rest of on-balance-sheet wholesale funding needs, excluding trading portfolios. This gap therefore needs to be funded with customer funds that are not considered stable or on wholesale markets.

As a result of these funding needs, BBVA Group plans the target wholesale funding structure according to the tolerance set in each LMU target.

Thus, once the structural gap has been identified and after resorting to wholesale markets, the amount and composition of wholesale structural funding is established in subsequent years, in order to maintain a diversified funding mix and support that there is not a high reliance on short-term funding (short-term wholesale funding plus volatile customer funds).

In practice, the execution of the principles of planning and self-funding at the different LMUs results in the Group’s main source of funding being customer deposits, which consist mainly of demand deposits, savings deposits and time deposits.

As sources of funding, customer deposits are complemented by access to the interbank market and the domestic and international capital markets in order to address additional liquidity requirements, implementing domestic and international programs for the issuance of commercial paper and medium and long-term debt.

The process of analysis and assessment of the liquidity and funding situation and of the inherent risks is a process carried out on an ongoing basis in the BBVA Group, with the participation of all the Group areas involved in liquidity and funding risk management. This process is carried out at both local and corporate level. It is incorporated into the decision- making process for liquidity and funding management, with integration between the risk appetite strategy and establishment and the planning process, the funding plan and the limits scheme.

7.4.3 Liquidity and funding performance

During 2019, the BBVA Group has maintained a robust and dynamic funding structure with a predominantly retail nature, where customer resources represent the main source of funding.

The performance of the indicators show that the funding structure remained steady during 2019, 2018 and 2017, in the sense that all LMUs held self-funding levels with stable customer resources above the requirements.

LtSCD by LMU
	December 2019	December 2018	December 2017
Group (average)	108%	106%	110%
Eurozone	108%	101%	108%
BBVA Mexico	116%	114%	109%
BBVA USA	111%	119%	109%
Garanti BBVA	99%	110%	122%
Other LMUs	103%	99%	108%

(*)BBVA USA LCR calculated according to local regulation (Fed Modified LCR).

Each entity maintains an individual liquidity buffer, both BBVA, S.A. and each of its subsidiaries, including BBVA USA, BBVA Mexico, Garanti BBVA and the Latin American subsidiaries.

The table below shows the liquidity available by instrument as of December 31, 2019, 2018 and 2017 for the most significant entities based on prudential supervisor’s information (Commission Implementing Regulations (EU) 2017/2114 of November 9, 2017):

LCR main LMU
Group	129%	127%	128%
Eurozone	147%	145%	151%
BBVA Mexico	147%	154%	148%
BBVA USA (*)	145%	143%	144%
Garanti BBVA	206%	209%	134%

(*)BBVA USA LCR calculated according to local regulation (Fed Modified LCR).

Each entity maintains an individual liquidity buffer, both BBVA, S.A. and each of its subsidiaries, including BBVA USA, BBVA Mexico, Garanti BBVA and the Latin American subsidiaries.

The table below shows the liquidity available by instrument as of December 31, 2019, 2018 and 2017 for the most significant entities based on prudential supervisor’s information (Commission Implementing Regulations (EU) 2017/2114 of November 9, 2017):

December 2019 (Millions of Euros)
	BBVA Eurozone	BBVA Mexico	BBVA USA	Garanti BBVA	Other
Cash and withdrawable central bank reserves	14,516	6,246	4,949	6,450	6,368
Level 1 tradable assets	41,961	7,295	11,337	7,953	3,593
Level 2A tradable assets	403	316	344	-	-
Level 2B tradable assets	5,196	219	-	-	12
Other tradable assets	22,213	1,269	952	669	586
Non tradable assets eligible for central banks	-	-	2,935	-	-
Cumulated counterbalancing capacity	84,288	15,344	20,516	15,072	10,559

December 2018 (Millions of Euros)
	BBVA Eurozone	BBVA Mexico	BBVA USA	Garanti BBVA	Other
Cash and withdrawable central bank reserves	26,506	7,666	1,667	7,633	6,677
Level 1 tradable assets	29,938	4,995	10,490	6,502	3,652
Level 2A tradable assets	449	409	510	-	-
Level 2B tradable assets	4,040	33	-	-	-
Other tradable assets (*)	8,772	1,372	1,043	499	617
Non tradable assets eligible for central banks	-	-	2,314	-	-
Cumulated counterbalancing capacity	69,705	14,475	16,024	14,634	10,946

(*) The balance of “BBVA Eurozone” has been reexpressed including the available funding in the European Central Bank (ECB)

December 2017 (Millions of Euros)
	BBVA Eurozone (1)	BBVA Mexico	BBVA USA	Garanti BBVA	Other
Cash and withdrawable central bank reserves	15,634	8,649	2,150	6,692	6,083
Level 1 tradable assets	38,954	3,805	9,028	5,705	6,141
Level 2A tradable assets	386	418	753	-	10
Level 2B tradable assets	4,995	69	-	-	21
Other tradable assets (*)	10,192	1,703	1,252	962	1,573
Non tradable assets eligible for central banks	-	-	2,800	-	-
Cumulated counterbalancing capacity	70,163	14,644	15,983	13,359	13,828

(1) Includes Banco Bilbao Vizcaya Argentaria, S.A. and Banco Bilbao Vizcaya Argentaria (Portugal), S.A.

(*) The balance of “BBVA Eurozone” has been reexpressed including the available funding in the European Central Bank (ECB)

The Net Stable Funding Ratio (NSFR), defined as the ratio between the amount of stable funding available and the amount of stable funding required, is one of the Basel Committee's essential reforms, and requires banks to maintain a stable funding profile in relation to the composition of their assets and off-balance-sheet activities. This ratio should be at least 100% at all times.

The NSFR of BBVA Group and its main LMUs at December 31, 2019, calculated based on the Basel requirements, is the following:

NSFR main LMU
December 2019
Group	120%
BBVA Eurozone	113%
BBVA Mexico	130%
BBVA USA	116%
Garanti BBVA	151%

Below is a matrix of residual maturities by contractual periods based on supervisory prudential reporting as of December 31, 2019, 2018 and 2017:

December 2019. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	20,954	20,654	-	-	-	-	-	-	-	-	41,608
Deposits in credit entities	-	3,591	283	488	585	503	189	24	120	432	6,216
Deposits in other financial institutions	-	1,336	1,120	796	589	991	1,420	1,072	672	2,089	10,084
Reverse repo, securities borrowing and margin lending	-	21,612	3,858	2,287	561	808	4,121	1,838	411	803	36,299
Loans and advances	157	22,015	25,056	24,994	15,777	16,404	42,165	35,917	54,772	122,098	359,354
Securities' portfolio settlement	-	1,622	3,873	6,620	2,017	7,292	21,334	6,115	13,240	46,022	108,136

December 2019. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	1	1,393	1,714	4,208	1,645	4,386	8,328	10,608	10,803	27,840	70,927
Deposits in financial institutions	7,377	7,608	493	1,122	172	1,514	386	614	206	510	20,004
Deposits in other financial institutions and international agencies	10,177	3,859	867	381	367	257	982	503	499	952	18,843
Customer deposits	271,638	43,577	18,550	10,013	7,266	6,605	3,717	2,062	854	1,039	365,321
Security pledge funding	-	45,135	3,202	15,801	1,456	653	3,393	7,206	759	1,308	78,914
Derivatives, net	-	(66)	(25)	29	(11)	1,097	(830)	(278)	(333)	(420)	(838)

December 2018. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	9,550	40,599	-	-	-	-	-	-	-	-	50,149
Deposits in credit entities	801	3,211	216	141	83	152	133	178	27	1,269	6,211
Deposits in other financial institutions	1	1,408	750	664	647	375	1,724	896	1,286	2,764	10,515
Reverse repo, securities borrowing and margin lending	-	21,266	1,655	1,158	805	498	205	1,352	390	210	27,539
Loans and Advances	132	19,825	25,939	23,265	15,347	16,433	42,100	32,336	53,386	120,571	349,334
Securities' portfolio settlement	-	1,875	4,379	5,990	2,148	6,823	8,592	12,423	11,533	42,738	96,501

December 2018. Contractual Maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	1	2,678	1,652	2,160	2,425	2,736	7,225	8,578	16,040	26,363	69,858
Deposits in financial institutions	7,107	5,599	751	1,992	377	1,240	1,149	229	196	904	19,544
Deposits in other financial institutions and international agencies	10,680	4,327	1,580	458	302	309	781	304	825	1,692	21,258
Customer deposits	252,630	44,866	18,514	10,625	6,217	7,345	5,667	2,137	1,207	1,310	350,518
Security pledge funding	40	46,489	2,219	2,274	114	97	22,911	526	218	1,627	76,515
Derivatives, net	-	(75)	(523)	(68)	(5)	(117)	498	(91)	(67)	(392)	(840)

December 2017. Contractual Maturities (Millions of euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	8,179	31,029	-	-	-	-	-	-	-	-	39,208
Deposits in credit entities	252	4,391	181	169	120	122	116	112	157	1,868	7,488
Deposits in other financial institutions	1	939	758	796	628	447	1,029	681	806	1,975	8,060
Reverse repo, securities borrowing and margin lending	18,979	2,689	1,921	541	426	815	30	727	226	-	26,354
Loans and Advances	267	21,203	26,323	23,606	15,380	17,516	43,973	35,383	50,809	123,568	358,028
Securities' portfolio settlement	1	1,579	4,159	4,423	2,380	13,391	5,789	11,289	12,070	44,666	99,747

December 2017. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	-	3,648	4,209	4,238	1,227	2,456	5,772	6,432	18,391	30,162	76,535
Deposits in financial institutions	6,831	5,863	1,082	2,335	392	1,714	930	765	171	1,429	21,512
Deposits in other financial institutions and international agencies	10,700	4,827	3,290	1,959	554	1,328	963	286	355	1,045	25,307
Customer deposits	233,068	45,171	18,616	11,428	8,711	10,368	7,607	2,612	1,833	2,034	341,448
Security pledge funding	-	35,502	2,284	1,405	396	973	64	23,009	338	1,697	65,668
Derivatives, net	-	(18)	(110)	(116)	(135)	(117)	(336)	(91)	(106)	(419)	(1,448)

The matrix shows the retail nature of the funding structure, with a loan portfolio being mostly funded by customer deposits. On the outflows side of the matrix, the “demand” maturity bucket mainly contains the retail customer sight accounts whose behavior historically showed a high level of stability and little concentration. According to a behavior analysis which is done every year in every entity, this type of account is considered to be stable and for liquidity risk purposes receive a better treatment.

In the Euro Liquidity Management Unit (LMU), the liquidity and funding position continued to be solid and stable with a slightly increase of the credit gap in 2019. During 2019, BBVA, S.A. made 7 issues in the public market for an aggregate of €5,750 million and USD 1,000 million; two issues of Senior Non Preferred (“SNP”) securities at 5 years for €1,000 million each and another one at 7 years for €1,000 million; a T2 issue at 10 years with an early amortization option after the fifth year for €750 million; two AT1 issues for €1,000 million and USD 1,000 million respectively with an early amortization option after five and a half years for the first and 5 years for the second; and a Senior Preferred securities issue at 7 years for €1,000 million.

In Mexico, there was a sound liquidity position despite the credit gap increase in 2019. This increase is mainly due to a lower increase in deposits as a result of higher market competition. During the financial year 2019, BBVA Mexico made a Tier II issuance on international markets for USD 750 million as well as carried out a repurchase for the same amount as part of two subordinated issuances with a maturity in 2020 and 2021 which were no longer computing in capital ratios. They also made an issuance on the local market for 10,000 million of Mexican pesos in 2 tranches: 5,000 million at 3 years and 5,000 million at 8 years.

In the United States, a positive liquidity situation has been maintained with a decrease in the credit gap during the year mainly as a result of an increase in the deposits which has allowed to reduce the dependency on brokered deposits. During the third quarter of 2019, BBVA USA issued successfully a Senior debt note of USD 600 million at 5 years.

In Turkey we closed the year with a satisfactory liquidity situation, with Garanti BBVA showing an evolution of the credit gap in foreign currency and therefore reducing the wholesale financing, allowing throughout a passable buffer of liquid assets. The main operations during the year were two syndicated loans for USD 1,600 million, a subordinated issuance for an amount of 252 million of Turkish lira (€39 million) and a securitization (Diversified Payment Rights) for USD 150 million. In addition, Garanti BBVA financed itself with a bilateral loan for an amount of USD 322 million and issued a green bond for USD 50 million in December 2019. Furthermore, additional bilateral funds for USD 110 million have been signed in December 2019.

Argentina was affected by the change in the political situation generating a reduction of deposits and credits in foreign currency in the banking system. In this context, BBVA Argentina has maintained at any time a satisfactory liquidity position supported by higher requirements of regulatory reserve regulations. BBVA Argentina issued 1,619 million of Argentine pesos (€24 million) in the local market in the first quarter of 2019 and later, in the fourth quarter, issued an additional 1,967 million of Argentine pesos (€29 million).

The liquidity position of the rest of subsidiaries has continued to be sound, maintaining a satisfactory liquidity position in all the jurisdictions in which the Group operates.

In this context, BBVA has maintained its objective of strengthening the funding structure of the different Group entities based on growing their self-funding from stable customer funds, while enabling a sufficient buffer of fully available liquid assets, diversifying the various sources of funding available, and optimizing the generation of collateral available for dealing with stress situations in the markets.

7.4.4 Asset encumbrance

As of December 31, 2019, 2018 and 2017, the encumbered (those provided as collateral for certain liabilities) and unencumbered assets are broken down as follows:

December 2019 (Millions of Euros)
	Encumbered assets		Non-encumbered assets
	Book value	Market value	Book value	Market value
Assets	101,792		596,898
Equity instruments	3,526	3,526	12,113	12,113
Debt securities	29,630	29,567	95,611	95,611
Loans and advances and other assets	68,636		489,174

December 2018 (Millions of Euros)
	Encumbered assets		Non-encumbered assets
	Book value	Market value	Book value	Market value
Assets	107,950		567,573
Equity instruments	1,864	1,864	6,485	6,485
Debt Securities	31,157	32,216	82,209	82,209
Loans and Advances and other assets	74,928	-	478,880	-

December 2017 (Millions of euros)
	Encumbered assets		Non-encumbered assets
	Book value	Market value	Book value	Market value
Assets	110,600		579,459
Equity instruments	2,297	2,297	9,616	9,616
Debt Securities	28,700	29,798	84,391	84,391
Loans and Advances and other assets	79,604		485,451

The committed value of "Loans and Advances and other assets" corresponds mainly to loans linked to the issue of covered bonds, territorial bonds or long-term securitized bonds (see Note 22.4) as well as those used as a guarantee to access certain funding transactions with central banks. Debt securities and equity instruments correspond to underlying that are delivered in repos with different types of counterparties, mainly clearing houses or credit institutions, and to a lesser extent central banks. Collateral provided to enable derivative transactions is also included as committed assets.

As of December 31, 2019, 2018 and 2017, collateral pledges received mainly due to repurchase agreements and securities lending, and those which could be committed in order to obtain funding are provided below:

December 2019. Collateral received (Millions of euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	38,496	9,208	48
Equity instruments	65	70	-
Debt securities	38,431	9,130	38
Loans and advances and other assets	-	8	10
Own debt securities issued other than own covered bonds or ABSs	-	82	-

December 2018. Collateral received (Millions of Euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	27,474	5,633	319
Equity instruments	89	82	-
Debt securities	27,385	5,542	300
Loans and advances and other assets	-	8	19
Own debt securities issued other than own covered bonds or ABSs	78	87	-

December 2017. Collateral received (Millions of euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	23,881	9,630	201
Equity instruments	103	5	-
Debt securities	23,715	9,619	121
Loans and Advances and other assets	63	6	80
Own debt securities issued other than own covered bonds or ABSs	3	161	-

The guarantees received in the form of reverse repurchase agreements or security lending transactions are committed by their use in repurchase agreements, as is the case with debt securities.

As of December 31, 2019, 2018 and 2017, financial liabilities issued related to encumbered assets in financial transactions as well as their book value were as follows:

December 2019. Sources of encumbrance (Millions of Euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	124,252	135,500
Derivatives	19,066	20,004
Loans and advances	87,906	94,240
Outstanding subordinated debt	17,280	21,256
Other sources	449	4,788

December 2018. Sources of encumbrance (Millions of Euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	113,498	131,172
Derivatives	8,972	11,036
Loans and advances	85,989	97,361
Outstanding subordinated debt	18,538	22,775
Other sources	3,972	4,330

December 2017. Sources of encumbrance (Millions of Euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	118,704	133,312
Derivatives	11,843	11,103
Loans and advances	87,484	98,478
Outstanding subordinated debt	19,377	23,732
Other sources	305	1,028

7.5 Legal risk factors

The financial sector is exposed to increasing litigation, so the financial institutions face a large number of proceedings of every kind, civil, criminal, administrative, litigation, as well as investigations from the supervisor or other governmental authorities, along several jurisdictions, which consequences are difficult to determine (including those procedures in which an undetermined number of applicants is involved, in which damages claimed are not easy to estimate, in which an exorbitant amount is claimed, in which new jurisdictional issues are introduced under creative non – contrasted legal arguments and those which are at a very initial stage).

In Spain, in many of the existing procedures, applicants claim, both at Spanish courts and through preliminary rulings towards the European Union Court of Justice that various clauses usually included under a mortgage loan with credit institutions are stated abusive (including mortgage fees clauses, early redemption right clause, referenced interest rate type and opening fee).

In particular, with regards to consumer mortgage loan agreements linked to the mortgage loan reference index (Índice de Referencia de los Préstamos Hipotecarios — mortgage loan reference index) (IRPH), which is the average interest rate calculated by the Bank of Spain and published in the Official Spanish Gazette (Boletín Oficial del Estado) for mortgage loans of more than three years for freehold housing purchases granted by Spanish credit institutions and which is considered the “official interest rate” by mortgage transparency regulations, on 14th December, 2017 the Spanish Supreme Court, in its Ruling No 669/2017 (the Ruling), held that it was not possible to determine that a loan's interest rate was not transparent simply due to it making reference to one official rate or another, nor can its terms then be confirmed as unfair under the provisions of Directive 93/13/EEC of 5th April, 1993. As of the date of this Annual Report, a preliminary ruling is pending in which the Ruling is being challenged before the Court of Justice of the European Union. BBVA considers that the Ruling is clear and well founded.

On 10th September, 2019, the Advocate General of the Court of Justice of the European Union issued a report on this matter.

In that report, the Advocate General of the Court of Justice of the European Union concluded that the bank to which the preliminary ruling relates (Bankia, S.A.) complied with the requirement of transparency imposed by the applicable European regulation. The Advocate General also indicated that it is for the national courts to carry out the checks they consider necessary in order to analyze compliance with the applicable transparency obligations in each individual case.

The Advocate General's report does not bind the decision which the Court of Justice of the European Union may take finally on this matter in the future.

It is therefore necessary to await the Court of Justice of the European Union’s ruling on the matter referred in the preliminary ruling in order to determine whether it may have any effect on BBVA.

The impact of any potential unfavorable ruling by the Court of Justice of the European Union is difficult to predict at this time, but could be material. The impact of such a resolution may vary depending on matters such as (i) the decision of the Court of Justice of the European Union on what interest rate should be applied to the applicable loans; and (ii) whether the effects of the judgment are applied retroactively. According to the latest available information, the amount of mortgage loans to individuals linked to IRPH and up to date with the payment is approximately €2,800 million.

In addition, there are also claims before the Spanish courts challenging the application of certain interest rates and other mandatory rules to certain revolving credit card agreements. The resolutions in this type of proceedings against the Group or other banking entities may directly or indirectly affect the Group.

The Group is involved in several competition investigations and other legal actions related to competition initiated by third parties in various countries which may give raise to penalties and claims by third parties.

Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (“Cenyt”). Such investigation includes the provision of services by Cenyt to the Bank. On July 29, 2019, the Bank was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could represent the crimes of bribery, revelation of secrets and corruption. As at the date of this Annual Report, no formal accusation against the Bank has been made. Certain current and former officers and employees of the Group, as well as former directors of the Bank, have also been named as investigated parties in connection with this investigation. The Bank has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts information from its on-going forensic investigation regarding its relationship with Cenyt. The Bank has also testified before the judge and prosecutors at the request of the Central Investigating Court No. 6 of the National High Court.

On February 3, 2020, the Bank was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings.

This criminal judicial proceeding is at a preliminary stage. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.